                                                                     EXHIBIT 4.4

THIS INSTRUMENT PREPARED BY AND
AFTER RECORDING SHOULD BE MAILED TO:
Simon B. Halfin
Counsel
The Peoples Gas Light and
   Coke Company
130 East Randolph Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                                       TO

                         U.S. BANK NATIONAL ASSOCIATION

                                     TRUSTEE


                             SUPPLEMENTAL INDENTURE


                          DATED AS OF FEBRUARY 15, 2003


       FIRST AND REFUNDING MORTGAGE 4% BONDS, SERIES MM-1 AND SERIES MM-2

--------------------------------------------------------------------------------

                                                                     EXHIBIT 4.4

                                TABLE OF CONTENTS

                                                                                     Page
-----------------------------------------------------------------------------------------
Parties .............................................................................   1

Recitals

         Status of Mortgage .........................................................   1
         First and Refunding Mortgage Bonds
               issued and outstanding ...............................................   2
         Basis for issuance of $50,000,000
               Series MM Bonds ......................................................   2
         Reservation of right to amend the Mortgage .................................   2
         Amendment of Article X of the Mortgage .....................................   3
         Supplemental Indenture authorized by Directors .............................   3

                                    ARTICLE I

                     FIRST AND REFUNDING MORTGAGE 4% BONDS,
                                    SERIES MM

Sec. 1:  Designation, amount limited to
               $50,000,000, maturity and
                       interest rate ................................................   5
               Place and medium of interest and
                       principal payments. ..........................................   5

Sec. 2:  Form of bonds ..............................................................   6
               Denominations of registered bonds
                       without coupons ..............................................   6
               Date of bonds ........................................................   6

Sec. 3:  Interdenominational exchanges of
                       registered bonds .............................................   7

Sec. 4:  Execution, authentication and issue of
                       Series MM Bonds ..............................................   7

Sec. 5:  Redemption of Series MM Bonds
                       by Company ...................................................   7

                                                                                     Page
-----------------------------------------------------------------------------------------
Sec. 6:  Notice of Redemption .......................................................   8

Sec. 7:  Legend on Series MM Bonds ..................................................   9

Sec. 8:  Definitions ................................................................  10

Sec. 9: Payments, notices and actions due on
               Saturdays, Sundays and holidays
               to take place on next succeeding
               Business Day .........................................................  13

Sec. 10:  Reservation of right to amend
                       the Mortgage .................................................  13

Sec. 11:  Transfer and Exchange .....................................................  15

                                   ARTICLE II

                            COVENANTS OF THE COMPANY

Sec. 1:  Company each year shall charge against income and place to credit of Depreciation Reserve Account the greater of
         $1,550,000 or 2.5% of the sum of the aggregate principal
         amount of all indebtedness of the Company secured by the
         Mortgage and liens superior to the Mortgage ................................  29

         Company after issuing any Series MM Bonds shall not request the Trustee to:

               Authenticate any bonds under Mortgage pursuant to Sections 2,
               4 or 5 of Article III or pay cash to the Company pursuant to
               Section 6 of Article III on account of transactions effected prior to January 1, 1951 ...................................................  30

               Authenticate any series of bonds or pay any moneys to Company on account of payment of any Refunding Mortgage 5% bonds on or after January 1, 1944 .............................................  31

                                                                                     Page
-----------------------------------------------------------------------------------------
         Company shall not request the Trustee to
               authenticate bonds of any series or to
               pay to the Company any cash deposited
               with or received by the Trustee, unless it
               delivers to the Trustee a certificate
               signed by the President or an Executive
               or other Vice President or Chief Financial Officer
               and Treasurer or Assistant Treasurer containing
               specified information ................................................  31

         Company shall not obtain authentication of
               bonds or payment of cash in excess of
               75% of amount shown on such certificate ..............................  34

         Explanation of terms--
               Mortgage and Prior Lien Debt of Company ..............................  34
               Net Earnings .........................................................  34
               Permanent Property ...................................................  36
               Original Cost ........................................................  36

         Company  to furnish Trustee in connection
               with authentication of bonds pursuant
               to Section 5 of Article III or payment
               of cash pursuant to Section 6 of
               Article III or of Article IX of the Mortgage: ........................  36

               Opinion of counsel that
               Company has acquired good title to
               property .............................................................  37

               Certificate of President or any
               Executive or other Vice President
               or Chief Financial Officer and also by
               the Treasurer or an Assistant Treasurer certifying
               that the property involved is
               "permanent property" .................................................  37

         Company shall not hereafter issue any bonds
               under any underlying mortgage ........................................  37

                                                                                     Page
-----------------------------------------------------------------------------------------
         Company  not to request Trustee to authenticate
               bonds or to pay to it cash on account
               of bonds purchased or redeemed through
               operation of, or bonds deposited in,
               the sinking funds provided for in
               supplemental indentures ..............................................  37

         In event of acquisition of substantially
               all properties subject to lien of
               Mortgage by federal, state or municipal
               authority, Company shall be deemed to
               have requested Trustee to redeem all
               bonds of all series under Mortgage ...................................  38

         Classifying of "property replaced or retired" ..............................  38

         If Company consolidates or merges with
               another corporation, successor must
               assume payment of principal and
               interest on all bonds outstanding
               under Mortgage .......................................................  38

Sec. 2:  After-acquired property shall be
                       subject to lien of Mortgage ..................................  38

Sec. 3:  Company to furnish certificates,
                       mortgages, deeds, opinions of
                       counsel to Trustee within sixty
                       (60) days after acquiring land,
                       plants or interests in lands or
                       plants the aggregate cost of
                       which shall equal or
                       exceed $500,000 ..............................................  39

Sec. 4:  Company covenants that upon cancellation
                       of any "prior lien" it shall cause
                       all cash or obligations held by
                       trustee of such "prior lien" to be
                       paid over to Trustee. ........................................  41

                                                                                     Page
-----------------------------------------------------------------------------------------
                                   ARTICLE III

                              AMENDMENT OF MORTGAGE

Sec. 1.  Amendment of Section 1 of Article X of Mortgage ............................  41

                                   ARTICLE IV

                                  MISCELLANEOUS

Sec. 1:  Trustee's Acceptance .......................................................  42

Sec. 2:  Supplemental Indenture executed
                       pursuant to Article XVI of Mortgage ..........................  42

Sec. 3:  All covenants and conditions by or
                       on behalf of Company to bind its
                       successors and assigns .......................................  42

Sec. 4:  Supplemental Indenture to become
                       effective only from time of its
                       actual execution and delivery
                       by the Company and Trustee ...................................  42

Execution in counterparts ...........................................................  42

Attestation clause by Company .......................................................  43
Signature by Company ................................................................  43
Attestation clause by Trustee .......................................................  44
Signature by Trustee ................................................................  44
Acknowledgment by Company ...........................................................  45
Acknowledgment by Trustee ...........................................................  34
Exhibit A Form of Series MM-1 Registered Bond Without Coupon
Exhibit B Form of Series MM-2 Registered Bond Without Coupon
Exhibit C Form of Certificate of Transfer
Exhibit D Form of Certificate of Exchange
Exhibit E Form of Regulation S Temporary Global Bond

     This Supplemental Indenture, dated as of February 15, 2003, made and entered into by and between THE PEOPLES GAS LIGHT AND COKE COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "Company") and U.S. Bank National Association (hereinafter called the "Trustee"), a corporation organized and existing under the laws of the United States of America and successor to Illinois Merchants Trust Company, as trustee under the indenture of Chicago By-Product Coke Company to said Illinois Merchants Trust Company, as trustee, dated January 2, 1926,

                                   WITNESSETH:

     WHEREAS, Chicago By-Product Coke Company, a corporation organized and existing under the laws of the State of Delaware, heretofore gave its mortgage in the form of an indenture (hereinafter called the "Original Mortgage") to Illinois Merchants Trust Company, as trustee, under date of the second day of January, 1926; and

     WHEREAS, the Company executed and delivered to said Illinois Merchants Trust Company, as trustee under the Original Mortgage, an indenture bearing date the first day of March, 1928, whereby, among other things, the Company assumed and agreed to pay the principal and interest of all bonds issued or to be issued under the Original Mortgage and secured thereby, and to perform and fulfill all of the terms, covenants, and conditions of the Original Mortgage binding upon said Chicago By-Product Coke Company, and in and by said indenture the Company subjected to the lien of the Original Mortgage, subject to the existing liens permitted by Section 2 of Article XIV of the Original Mortgage but with statements required by said Section 2 with regard to such existing liens, all of the property then owned by the Company or thereafter acquired by it (excepting such of its property as the Company was by said Section 2 of Article XIV of the Original Mortgage expressly authorized to reserve from the lien of the Original Mortgage); and

     WHEREAS, by virtue of all the things done as in the next preceding paragraph recited, the Company has become the successor corporation under the Original Mortgage, subject to all the terms, conditions and restrictions thereof; and

     WHEREAS, thereafter the Company has made, executed and delivered other indentures supplemental to the Original Mortgage, of which the indentures supplemental to the Original Mortgage delivered to U.S. Bank National Association, as Trustee, successor to Illinois Merchants Trust Company, as Trustee under the Original Mortgage, dated, respectively, May 20, 1936, March 10, 1950, as of June 1, 1951, as of August 15, 1967, as of September 15, 1970, as of March 1, 1985, as of April 1, 1993, as of December 1, 1993, as of December 1, 1993, as of June 1, 1995, as of March 1, 2000, as of March 1, 2000, as of March 1, 2000, as of March 1, 2000, as of February 1, 2003 and as of February 1, 2003 are wholly or partially in full force and effect (said Original Mortgage, and said Indenture dated March 1, 1928, as so supplemented and amended, being collectively called the "Mortgage", and said Mortgage, as supplemented by this Supplemental Indenture, being collectively called the "Mortgage as supplemented"); and

     WHEREAS, all bonds which have heretofore been issued and outstanding under the Mortgage have been retired and cancelled, except that as of December 31, 2002, there were bonds of the following series outstanding in the aggregate principal amounts indicated below (the Series X bonds listed below have been called for redemption in full on March 14, 2003 and the Series GG bonds listed below have been called for redemption in full on March 27, 2003):

                                                  Aggregate
  Bonds                Due Date               Principal Amount
-------------------    --------------------   ----------------
Series X               March 1, 2015            $ 50,000,000
Series CC              May 1, 2003              $ 75,000,000
Series DD              December 1, 2023         $ 75,000,000
Series EE              December 1, 2023         $ 27,000,000
Series FF              June 1, 2025             $ 50,000,000
Series GG              March 1, 2030            $ 50,000,000
Series HH              March 1, 2030            $ 50,000,000
Series II              March 1, 2030            $ 37,500,000
Series JJ              March 1, 2030            $ 37,500,000
Series KK              February 1, 2033         $ 50,000,000
Series LL              February 1, 2033         $ 50,000,000

; and

     WHEREAS, it is provided in Article III of the Mortgage that bonds of any series may from time to time be issued by the Company under the Mortgage in a principal amount equal to 75% of expenditures made for the acquisition of any permanent property as defined in the Mortgage or upon the deposit of cash with the Trustee equal to the aggregate principal amount of bonds whose authentication and delivery is then applied for; and

     WHEREAS, it is provided in Article III of the Mortgage that bonds of any series may from time to time be issued by the Company under the Mortgage for or on account of the acquisition and cancellation, or of the payment, cancellation, redemption or other discharge, at, before or after maturity, of an equal aggregate principal amount of bonds of any one or more other series theretofore authenticated under any of the provisions of the Mortgage and which shall have been or shall be outstanding; and

     WHEREAS, the Company has duly determined to create two additional series of its bonds to be issued under the Mortgage as supplemented designated "The Peoples Gas Light and Coke Company First and Refunding Mortgage 4% Bonds, Series MM-1" (herein sometimes referred to as "bonds of Series MM-1") and The Peoples Gas Light and Coke Company First and Refunding Mortgage 4% Bonds, Series MM-2" (herein sometimes referred to as "bonds of Series MM-2" or "Exchange
Bonds") (together, the bonds of Series MM-1 and the bonds of Series MM-2 are referred to as the "bonds of

Series MM") and to issue an aggregate of $50,000,000 (that is $50,000,000 for each of the bonds of Series MM-1 and bonds of Series MM-2) principal amount of said bonds all of which bonds shall be fully registered without coupons; and

     WHEREAS, the Company desires to reserve the right to amend the Mortgage without any consent or other action by holders of the bonds of Series MM or any subsequent series, to provide that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the aggregate principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding; and

     WHEREAS, the form of registered bond of Series MM-1 and the form of the Trustee's Certificate to appear on all bonds of Series MM-1 shall be substantially as set forth in Exhibit A, attached hereto and made a part hereof; and

     WHEREAS, the form of registered bond of Series MM-2 and the form of the Trustee's Certificate to appear on all bonds of Series MM-2 shall be substantially as set forth in Exhibit B, attached hereto and made a part hereof; and

     WHEREAS, the Company also desires in and by this Supplemental Indenture to amend Section 1 of Article X of the Mortgage as herein set forth; and

     WHEREAS, all acts and things necessary to make the bonds of Series MM, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, have been done and performed and the creation, execution and delivery of this Supplemental Indenture have in all respects been duly authorized by a resolution adopted by the Board of Directors of the Company; and

     WHEREAS, the Company has requested the Trustee, pursuant to the provisions of Article XVI of the Mortgage, to enter into this Supplemental Indenture for the purpose of supplementing and amending the Mortgage as herein provided;

     NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) duly paid by the Trustee to the Company and for other good and valuable considerations, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

           DESCRIPTION OF CERTAIN PROPERTY SUBJECT TO THE LIEN OF THE
                                    MORTGAGE

     The Company hereby mortgages and conveys unto the Trustee, its successor or successors in trust, the property described in Schedule 1 hereto attached and expressly made a part hereof.

     TO HAVE AND TO HOLD all of said property hereby conveyed and mortgaged or intended to be conveyed and mortgaged, together with the rents, issues and profits thereof, unto Trustee, and its successor or successors in trust and their assigns in trust, under the and subject to all of the terms, conditions and provisions of the Mortgage (as the Mortgage is defined herein) and of this Supplemental Indenture as fully and in all respects as if said property had originally been described in said Mortgage.

     Subject, however, to the reservations, exceptions, limitations and restrictions contained in the several deeds, leases, servitudes, contracts or other instruments through which the Company acquired and/or claimed title to and/or enjoys the use of the mortgaged property, and subject also to any mortgages or easements existing or placed on any of said property at the time of its acquisition, liens for taxes and assessments not due or, if due, in the course of contests, judgments in the course of appeal or otherwise in contest and secured by sufficient bond, liens arising out of proceedings in court in the course of contests and undetermined liens or charges (if any) incidental to construction, and subject also to such servitudes, easements, rights and privileges in, over, on or through said property as may have been granted by the Company to other persons prior to the date of this Supplemental Indenture.

     BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the holders of all bonds and interest coupons now or hereafter issued under the Mortgage and for the enforcement of and payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Mortgage without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of difference in time of the actual issue, sale or negotiation thereof; but so that each and every bond now or hereafter issued under the Mortgage shall have the same lien so that the interest and principal of any and all of such bonds shall, subject to the terms of the Mortgage, be equally and proportionately secured thereby, as if they had been made, executed, delivered, sold and negotiated simultaneously with the execution thereof.

     UPON CONDITION that, until the happening of an event of default as provided in the Mortgage, the Company shall be suffered and permitted to possess, use and enjoy the property, rights, privileges and franchises conveyed herein and to receive and use the rents, issues, income, revenues, earnings and profits thereof.

     IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the Company and the Trustee, and its successor or successors in trust, as follows:

                                    ARTICLE I

                     FIRST AND REFUNDING MORTGAGE 4% BONDS,
                                    SERIES MM

     SECTION 1. Two new series of bonds of the Company shall be issued under and secured by the Mortgage as supplemented, which shall be designated as the Company's "First and Refunding Mortgage 4% Bonds, Series MM-1" and "First and Refunding Mortgage 4% Bonds, Series MM-2". The aggregate principal amount of bonds of Series MM which may be executed by the Company and authenticated by the Trustee shall be limited to $50,000,000 (that is $50,000,000 for each of the bonds of Series MM-1 and the bonds of Series MM-2) (exclusive of bonds authenticated and delivered upon interdenominational or other exchanges and transfers pursuant to Section 3 of Article I hereof and Sections 2, 5, 11 and 12 of Article I of the Original Mortgage and delivered pursuant to Section 3 of
Article VI of the Original Mortgage as the same may relate to fully registered bonds including, without limitation, any exchange of bonds of Series MM-2 for bonds of Series MM-1). Bonds of Series MM all shall be registered bonds without coupons, and shall be due and payable March 1, 2010. All bonds of Series MM shall bear interest from the date thereof, payable at or before 9:00 o'clock a.m. Chicago time on the first day of March and the first day of September in each year, commencing September 1, 2003, until the principal thereof shall have become due and payable, at the rate of 4% per annum, and on any overdue principal and (to the extent that payment of such interest is enforceable under the applicable law) on any overdue installment of interest at the same rate per annum, and shall be payable both as to principal and interest, and as to premium, if any, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Trustee in St. Paul, Minnesota PROVIDED, however, that if a Registration Default (as defined in the Registration Rights Agreement by and among the Company and the Initial Purchaser (as defined therein), dated as of February 19, 2003) occurs, additional interest will accrue on the bonds of Series MM at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs, after the date on which such Registration Default occurs up to a maximum additional interest rate of 1.00% per annum) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.

     So long as there is no existing default in the payment of interest on the bonds of Series MM, the interest payable on any interest payment date shall be to the person in whose name any bond of Series MM is registered at the close of business on any record date with respect to any payment date, and such person shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of such bond of Series MM subsequent to the record date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond of Series MM is registered at the close of business on a subsequent record date, which shall not be less than five (5) days prior to the date of payment of such defaulted interest established by notice given by mail by or on behalf of the Company to the person in whose name such bond of Series MM is then registered and to the Trustee not less than ten (10) days preceding such subsequent record date.

     The term "record date" as used herein with respect to any interest payment date (March 1 or September 1, as the case may be) shall mean the fifteenth day of February or the fifteenth day of August, as the case may be, next preceding such interest payment day.

     As used in this Section I, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by Article X of the Mortgage.

     SECTION 2. Bonds of Series MM may be issued only as registered bonds without coupons (hereinafter sometimes referred to as "registered bonds"), and they shall be substantially in the form hereinbefore recited. They shall be issuable in denominations which shall be multiples of $1,000 and any integral multiple thereof and the execution by the Company of any bond of Series MM shall evidence conclusively the due authorization of the denomination of such bond. Each registered bond of Series MM shall be dated as of the date of the interest payment date on which interest was paid on other bonds of said Series next preceding the date of issue of such registered bond, except that (i) so long as there is no existing default in the payment of interest upon the bonds of Series MM, any bond of Series MM issued after the close of business on any record date with respect to any interest payment date and prior to such interest payment date, shall be dated as of such interest payment date, and (ii) any bond of Series MM issued on an interest payment date on which interest on other bonds of Series MM was paid shall be dated as of the date of issue and (iii) any bond of Series MM issued before the initial interest payment date, shall be dated February 27, 2003, the date of commencement of the first interest period for the bonds of Series MM, unless (i) above is applicable.

     The registered owner of any bond of Series MM dated as of an interest payment date as provided in (i) above shall, if the Company shall default in the payment of interest due on such interest payment date and such default shall be continuing, be entitled to exchange such bond for a bond or bonds of Series MM of the same aggregate principal amount dated as of the interest payment date next preceding the interest payment date first mentioned in this sentence, or, if the Company shall default in the payment of interest on the first interest payment date for bonds of Series MM, such owner shall be entitled to exchange such bond for a bond or bonds of Series MM of the same aggregate principal amount dated as of February 27, 2003. If the Trustee shall have knowledge at any time that any registered owner of a bond of Series MM shall be entitled by the provision of the next preceding sentence to exchange such bond, the Trustee shall within thirty (30) days mail to such owner at the address of such owner appearing upon the registry book, a notice informing such owner that such owner has such right of exchange.

     SECTION 3. In the manner prescribed in the Mortgage, the holder of a registered bond or bonds of Series MM may, at the office or agency of the Trustee in the City of St. Paul, State of Minnesota, surrender such bond or bonds in exchange for a like aggregate principal amount of one or more registered bonds of Series MM of any authorized denomination or denominations.

     No charge will be made by the Company to the registered owner of a bond of Series MM for the transfer thereof or for the exchange thereof for bonds of Series MM of other authorized denominations, except, in the case of transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

     SECTION 4. All bonds of Series MM shall be executed on behalf of the Company by the manual or facsimile signature of its President or the Executive Vice President or the Chief Financial Officer or the Treasurer or a Vice President and shall have affixed thereon the manual or facsimile seal of the Company attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries and be authenticated by the execution by the Trustee of the certificate endorsed on said bonds, and said bonds shall be issued from time to time, as the Board of Directors of the Company may determine, but in accordance with the terms, provisions, conditions and restrictions set forth in the Mortgage and in this Supplemental Indenture. The definitive bonds of Series MM may be issued in typewritten or printed form or otherwise as provided in the Mortgage.

     SECTION 5. (a) The bonds of Series MM are subject to optional redemption by the Company, in whole but not in part, at any time, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, if any of the following shall have occurred and if within one hundred and eighty (180) days following said occurrence the Company files written notice with the Trustee and directs that the bonds of Series MM are to be redeemed:

             (i) if, in the Company's reasonable judgment, unreasonable burdens or excessive liabilities shall have been imposed upon the Company with respect to its property or the operation thereof, including, without limitation, federal, state or other ad valorem property, income or other taxes, other than ad valorem taxes presently levied upon privately owned property used for the same general purposes as its property; or

             (ii) if changes in the economic availability of raw materials, operating supplies, fuel or other energy sources or supplies, or facilities necessary for the operation of the Company's property or such technological or other changes shall have occurred which, in the Company's reasonable judgment, render its property uneconomic for such purposes; or

             (iii) any court or administrative body shall enter an order or decree preventing operations at the Company's business for six consecutive months; or

             (iv) any court or administrative agency shall issue an order, decree or regulation the compliance with which would, in the opinion of the Company, render the continuation of its operations economically unfeasible.

     (b) All of the outstanding bonds of Series MM may be redeemed at any time by the Company, by the payment of the principal amount thereof and accrued interest thereon to the date of redemption, without the payment of any premium, in the event of the acquisition by any federal, state or municipal authority of any substantial portion (which shall be not less than one-third as determined by book values) of the income-producing properties of the Company which are subject to the lien of the Mortgage.

     (c) In the event of the acquisition at any time by any federal, state or municipal authority of all or substantially all of the income-producing properties of the Company which are subject to the lien of the Mortgage, the Company shall be deemed to have elected to redeem and to have requested the Trustee to redeem all the bonds of all series at the respective applicable redemption price or prices (together with accrued interest to the date of redemption), without the payment of any premium, on a date determined by the Trustee in its discretion to be the earliest practicable redemption date after receipt by the Trustee of all cash which the Trustee is entitled to receive in respect of such acquisition by such federal, state or municipal authority. If the cash so received by the Trustee and all other cash then held by the Trustee as such, except funds held in trust for the benefit of the holders of particular bonds and coupons, is not sufficient to effect the redemption of all the bonds of all series as aforesaid and to pay all amounts owing to the Trustee under the Mortgage as supplemented (including fees and expenses to be incurred by the Trustee in connection with such redemption), the Company covenants and agrees that, within five (5) days after receipt by the Trustee of all cash which the Trustee is entitled to receive as aforesaid in respect of such acquisition, the Company will deposit with the Trustee for that purpose cash in an amount sufficient to make up such deficiency.

     Upon receipt by the Trustee of moneys sufficient for said purposes, notice of such redemption shall be given by the Trustee for and on behalf and in the name of the Company. To the extent that such cash received, held and deposited as aforesaid shall be required for the purpose of redeeming bonds pursuant to this subparagraph (i), the Company shall be deemed to have directed the Trustee to apply the same for the purpose, and the balance, if any, after payment of all said amounts owing to the Trustee, shall be paid to or upon the order of the Company.

     SECTION 6. If bonds of Series MM are to be redeemed as provided in Section 5 of this Article I, notice of redemption shall be mailed by or on behalf of the Company, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to such date of redemption, to the registered owners of all bonds of Series MM to be so redeemed, at their respective addresses appearing upon the registry book. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the holder receives the notice. In any case, failure to give due notice by mail, or any defect in the notice, to the registered owners of any bonds of Series MM designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other bond of Series MM. In case of any redemption of bonds of Series MM by the Trustee pursuant to the provisions of the Mortgage or any indenture supplemental thereto, notice of redemption shall be given in a similar manner by the Trustee.

     Except as provided above, the provisions of Article VI of the Mortgage shall in all respects apply to any such redemption.

     SECTION 7. (a) GLOBAL BONDS. Bonds of Series MM issued in global form will be substantially in the form of Exhibit A or Exhibit B attached hereto (including the Global Bond Legend thereon and the "Schedule of Exchanges of Interests in the Global Bond" attached thereto). Bonds of Series MM issued in definitive form will be substantially in the form of Exhibit A or Exhibit B attached hereto (but without the Global Bond Legend thereon and without the "Schedule of Exchanges of Interests in the Global Bond" attached thereto). Each Global Bond will represent such of the outstanding bonds as will be specified therein and each shall provide that it represents the aggregate principal amount of outstanding bonds of Series MM from time to time endorsed thereon and that the aggregate principal amount of outstanding bonds represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Bond to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding bonds of Series MM represented thereby will be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 11 of Article I hereof.

     (b) TEMPORARY GLOBAL BONDS. Bonds of Series MM offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Bond, which will be deposited on behalf of the purchasers of the bonds represented thereby with the Trustee, at its St. Paul, Minnesota office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream Bank, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period will be terminated upon the receipt by the Trustee of:

          (1) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Bond (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Bond bearing a Private Placement Legend, all as contemplated by Section 11 of Article I hereof); and

          (2)  an Officers' Certificate from the Company.

     Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Bond will be exchanged for beneficial interests in Regulation S Permanent Global Bonds pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Bonds, the Trustee will cancel the Regulation S Temporary Global Bond. The aggregate principal amount of the Regulation S Temporary Global Bond and the Regulation S Permanent Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

     (c) EUROCLEAR AND CLEARSTREAM PROCEDURES APPLICABLE. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream in effect from time to time will be applicable to transfers of beneficial interests in the Regulation S Global Bonds that are held by Participants through Euroclear or Clearsteam.

     SECTION 8. In this Supplemental Indenture, the following terms shall have the meanings specified in this Section 8, unless the context otherwise requires:

     "144A GLOBAL BOND" means a Global Bond substantially in the form of Exhibit A hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Bonds sold in reliance on Rule 144A.

     "ADDITIONAL INTEREST" means all additional interest then owing pursuant to
Section 6 of the Registration Rights Agreement.

     "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Bond, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

     "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such

"person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

     "BROKER-DEALER" has the meaning set forth in the Registration Rights Agreement.

     "BUSINESS DAY" means any day which is not a Sunday or a legal holiday or a day (including Saturday) on which banking institutions in Chicago, Illinois, in New York, New York, and in the city where the Principal Office of the Trustee is located are not required or authorized to remain closed and other than a day on which the New York Stock Exchange is not closed.

     "CUSTODIAN" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

     "DEFINITIVE BOND" means a certificated Bond registered in the name of the Holder thereof and issued in accordance with Section 11 of Article I hereof, substantially in the form of Exhibit A1 hereto except that such Bond shall not bear the Global Bond Legend and shall not have the "Schedule of Exchanges of Interests in the Global Bond" attached thereto.

     "DEPOSITARY" means, with respect to the bonds of any series issuable or issued in whole or in part in the form of one or more Global bonds, a clearing agency registered under the Securities Exchange Act of 1934 or any successor clearing agency registered under such Act, and if at any time there is more than one such person, the term "Depositary" as used with respect to the bonds of any series shall mean the Depositary with respect to the bonds of such series.

     "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear system.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXCHANGE BONDS" means the Bonds issued in the Exchange Offer pursuant to
Section 11(f) of Article I hereof.

     "EXCHANGE OFFER" has the meaning set forth in the Registration Rights Agreement.

     "EXCHANGE OFFER REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

     "GLOBAL BONDS" means, individually and collectively, each of the Restricted Global Bonds and the Unrestricted Global Bonds, substantially in the form of Exhibits A or B hereto issued in accordance with Section 11 of Article I hereof.

     "GLOBAL BOND LEGEND" means the legend set forth in Section 11(g)(2) of
Article I, which is required to be placed on all Global Bonds issued under this Indenture.

     "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Note through a Participant.

     "INITIAL PURCHASER" means Banc One Capital Markets, Inc.

     "LETTER OF TRANSMITTAL" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Bonds for use by such Holders in connection with the Exchange Offer.

     "NON-U.S. PERSON" means a Person who is not a U.S. Person.

     "PARTICIPANT" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

     "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 11(g)(1) of Article I to be placed on all Bonds issued under this Supplemental Indenture except where otherwise permitted by the provisions of this Supplemental Indenture.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of February 19, 2003, between the Company and the Initial Purchaser, as such agreement may be amended, modified or supplemented from time to time.

     "REGULATION S" means Regulation S promulgated under the Securities Act.

     "REGULATION S GLOBAL BOND" means a Regulation S Temporary Global Bond or Regulation S Permanent Global Bond, as appropriate.

     "REGULATION S PERMANENT GLOBAL BOND" means a permanent Global Bond in the form of Exhibit A hereto bearing the Global Bond Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Bond upon expiration of the Restricted Period.

     "REGULATION S TEMPORARY GLOBAL BOND" means a temporary Global Bond in the form of Exhibit E hereto deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Bonds initially sold in reliance on Rule 903 of Regulation S.

     "RESTRICTED DEFINITIVE BOND" means a Definitive Bond bearing the Private Placement Legend.

     "RESTRICTED GLOBAL BOND" means a Global Bond bearing the Private Placement Legend.

     "RESTRICTED PERIOD" means the 40-day distribution compliance period as defined in Regulation S.

     "RULE 144" means Rule 144 promulgated under the Securities Act.

     "RULE 144A" means Rule 144A promulgated under the Securities Act.

     "RULE 903" means Rule 903 promulgated under the Securities Act.

     "RULE 904" means Rule 904 promulgated the Securities Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

     "UNRESTRICTED GLOBAL BOND" means a permanent global Bond substantially in the form of Exhibit A1 attached hereto that bears the Global Bond Legend and that has the "Schedule of Exchange of Interests in the Global Bond" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Bonds that do not bear the Private Placement Legend.

     "U.S. PERSON" means a U.S. Person as defined in Rule 902(o) under the Securities Act.

     SECTION 9. In any case where the date of maturity of interest on or principal of the bonds of Series MM or the date fixed for redemption of any bonds of Series MM shall be in the location of the principal office of the Trustee, a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close in the State of Illinois, then payment of interest or principal (and premium, if any) need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION 10. The Company reserves the right, without any consent or other action by holders of the bonds of Series MM or any subsequent series of bonds, to amend the Mortgage by inserting the following language as Section 4 of
Article XVI immediately following current Section 3 of Article XVI of the
Mortgage:

     SECTION 4. Anything in Section 1 of this Article to the contrary notwithstanding, with the consent of the holders of not less than sixty per centum (60%) in aggregate principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if the rights of the holders of one or more, but not all, series then outstanding are affected, the consent of the holders of not less than sixty per centum (60%) in aggregate principal amount of the bonds at the time outstanding of all affected series, taken together, and not any other series, the Company, when authorized by resolution of its Board of Directors, and the Trustee, from time to time and at any time, subject to the restrictions in this Mortgage contained, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof or change the coin or currency in which any bond or interest thereon is payable, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the aggregate principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section 4, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property.

     Upon the written request of the Company, accompanied by resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Mortgage or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee shall be entitled to receive and, subject to Section 7 of Article XV hereof, may rely upon, an opinion of counsel as conclusive evidence that any such supplemental indenture is authorized or permitted by the provisions of this
     Section 4.

     It shall not be necessary for the consent of the bondholders under this Section 4 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     The Company and the Trustee, if they so elect, and either before or after such 60% or greater consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto. All subsequent holders of bonds bearing such notation shall be deemed to have consented to the execution of such supplemental indenture, and consent, once given or deemed to be given, may not be withdrawn.

     Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 4, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding of any series shall be registered bonds without coupons or coupon bonds registered as to principal, such notice with respect to such series shall be mailed first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds of such series at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty (30) days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 11. (a) TRANSFER AND EXCHANGE OF GLOBAL BONDS. A Global Bond may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Bonds will be exchanged by the Company for Definitive Bonds if:

          (1) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary; or

          (2) in the case of a Global Bond held for an account of Euroclear or Clearstream, Euroclear or Clearstream, as the case may be, (a) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays), or (b) announces an intention permanently to cease business or does in fact do so;

          (3) the Company in its sole discretion determines that the Global Bonds (in whole but not in part) should be exchanged for Definitive Bonds and delivers a written notice to such effect to the Trustee; PROVIDED that in no event shall the Regulation S Temporary Global Bond be exchanged by the Company for the Definitive Bonds prior to (a) the expiration of the Restricted Period and (b) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act; or

          (4) there has occurred and is continuing a Default or Event of Default with respect to the Bonds.

Upon the occurrence of any of the proceeding events in (1) through (4) above, Definitive Bonds shall be issued in such names as the Depositary shall instruct the Trustee. Definitive Bonds delivered in exchange for any Global Bonds will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures) and will bear the applicable Private Placement Legend, unless that legend is not required by applicable law.

     Global Bonds also may be exchanged or replaced, in whole or in part, as provided in Sections 2 and 7 hereof. Every Bond authenticated and delivered in exchange for, or in lieu of, a Global Bond or any portion thereof, pursuant to this Section 11 or Sections 2 and 7 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Bond. A Global Bond may not be exchanged for another Bond other than as provided in this Section 11, however, beneficial interests in a Global Bond may be transferred and exchanged as provided in this
Section 11.

     (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL BONDS. The transfer and exchange of beneficial interests in the Global Bonds will be effected through the Depositary, in accordance with the provisions of this Supplemental Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Bonds will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Bonds also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

          (1) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL BOND. Beneficial interests in any Restricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Bond in accordance with the transfer restrictions set forth in the Private Placement Legend; PROVIDED, HOWEVER, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Bond may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 11(b)(1).

          (2) EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL BONDS. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 11(b)(1)] above, the transferor of such beneficial interest must deliver to the Registrar either:

               (A) both:

                    (i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Bond in an amount equal to the beneficial interest to be transferred or exchanged; and

                    (ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

               (B) both:

                    (i) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Bond in an amount equal to the beneficial interest to be transferred or exchanged; and

                    (ii) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Bond shall be registered to effect the transfer or exchange referred to in (1) above; PROVIDED that in no event shall Definitive Bonds be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Bond prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 11(f) hereof, the requirements of this Section 11(b)(2) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Bonds. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Bonds contained in this Indenture and the Bonds or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Bond(s) pursuant to Section 11(h) hereof.

          (3) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL BOND. A beneficial interest in any Restricted Global Bond may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Bond if the transfer complies with the requirements of Section 11(b)(2) above and the Registrar receives the following:

               (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Bond, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

               (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Bond or the Regulation S Global Bond, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

          (4) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL BOND FOR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL BOND. A beneficial interest in any Restricted Global Bond may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Bond or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond if the exchange or transfer complies with the requirements of Section 11(b)(2) above and:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

               (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (i) if the holder of such beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                    (ii) if the holder of such beneficial interest in a Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Bond has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section __ hereof, the Trustee shall authenticate one or more Unrestricted Global Bonds in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

     Beneficial interests in an Unrestricted Global Bond cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Bond.

     (c) TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS FOR DEFINITIVE BONDS.

          (1) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS TO RESTRICTED DEFINITIVE Bonds. If any holder of a beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Restricted Definitive

     Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Bond, then, upon receipt by the Registrar of the following documentation:

               (A) if the holder of such beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Restricted Definitive Bond, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(a) thereof;

               (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

               (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

               (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

               (E) if such beneficial interest is being transferred to the Company, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

               (F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 11(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Bond in the appropriate principal amount. Any Definitive Bond issued in exchange for a beneficial interest in a Restricted Global Bond pursuant to this Section 11(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Bonds to the Persons in whose names such Bonds are so registered. Any Definitive Bond issued in exchange for a beneficial interest in a Restricted Global Bond pursuant to this Section 11(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

               (2) BENEFICIAL INTERESTS IN REGULATION S TEMPORARY GLOBAL BOND TO DEFINITIVE BONDS. Notwithstanding Sections 11(c)(1)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Bond may not be exchanged for a Definitive Bond or transferred to a Person who takes delivery thereof in the form of a Definitive Bond prior to (A) the expiration of the Restricted Period and (B) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

          (2) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS TO UNRESTRICTED DEFINITIVE BONDS. A holder of a beneficial interest in a Restricted Global Bond may exchange such beneficial interest for an Unrestricted Definitive Bond or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Bond only if:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

               (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (i) if the holder of such beneficial interest in a Restricted Global Bond proposes to exchange such beneficial interest for a Definitive Bond that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(b) thereof; or

                    (ii) if the holder of such beneficial interest in a Restricted Global Bond proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Bond that does not bear the Private Placement

               Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

     and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (3) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL BONDS TO UNRESTRICTED DEFINITIVE BONDS. If any holder of a beneficial interest in an Unrestricted Global Bond proposes to exchange such beneficial interest for a Definitive Bond or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Bond, then, upon satisfaction of the conditions set forth in Section 11(b)(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Bond to be reduced accordingly pursuant to Section 11(h) hereof, and the Company will execute and the Trustee will authenticate and deliver to the Person designated in the instructions a Definitive Bond in the appropriate principal amount. Any Definitive Bond issued in exchange for a beneficial interest pursuant to this Section 11(c)(3) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Definitive Bonds to the Persons in whose names such Bonds are so registered. Any Definitive Bond issued in exchange for a beneficial interest pursuant to this Section 11(c)(3) will not bear the Private Placement Legend.

     (d) TRANSFER AND EXCHANGE OF DEFINITIVE BONDS FOR BENEFICIAL INTERESTS.

          (1) RESTRICTED DEFINITIVE BONDS TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL Bonds. If any Holder of a Restricted Definitive Bond proposes to exchange such Bond for a beneficial interest in a Restricted Global Bond or to transfer such Restricted Definitive Bonds to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Bond, then, upon receipt by the Registrar of the following documentation:

               (A) if the Holder of such Restricted Definitive Bond proposes to exchange such Bond for a beneficial interest in a Restricted Global Bond, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (2)(b) thereof;

               (B) if such Restricted Definitive Bond is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

               (C) if such Restricted Definitive Bond is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

               (D) if such Restricted Definitive Bond is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

               (E) if such Restricted Definitive Bond is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item
          (3)(b) thereof; or

               (F) if such Restricted Definitive Bond is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Bond, increase or cause to be increased the aggregate principal amount of, in the case of clause
     (A) above, the appropriate Restricted Global Bond, in the case of clause
     (B) above, the 144A Global Bond, in the case of clause (C) above, the Regulation S Global Bond.

          (2) RESTRICTED DEFINITIVE BONDS TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL BONDS. A Holder of a Restricted Definitive Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Restricted Definitive Bond to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond only if:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

               (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (i) if the Holder of such Definitive Bonds proposes to exchange such Bonds for a beneficial interest in the Unrestricted Global Bond, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                    (ii) if the Holder of such Definitive Bonds proposes to transfer such Bonds to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Bond, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          Upon satisfaction of the conditions of any of the subparagraphs in this Section 11(d)(2), the Trustee will cancel the Definitive Bonds and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Bond.

          (3) UNRESTRICTED DEFINITIVE BONDS TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL BONDS. A Holder of an Unrestricted Definitive Bond may exchange such Bond for a beneficial interest in an Unrestricted Global Bond or transfer such Definitive Bonds to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Bond at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Bond and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Bonds.

          If any such exchange or transfer from a Definitive Bond to a beneficial interest is effected pursuant to subparagraphs (2)(B), (2)(D) or
     (3) above at a time when an Unrestricted Global Bond has not yet been issued, the Company will issue and, upon receipt of an Authentication Order in accordance with Section __ hereof, the Trustee will authenticate one or more Unrestricted Global Bonds in an aggregate principal amount equal to the principal amount of Definitive Bonds so transferred.

     (e) TRANSFER AND EXCHANGE OF DEFINITIVE BONDS FOR DEFINITIVE BONDS. Upon request by a Holder of Definitive Bonds and such Holder's compliance with the provisions of this Section 11(e), the Registrar will register the transfer or exchange of

Definitive Bonds. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Definitive Bonds duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 11(e).

          (1) RESTRICTED DEFINITIVE BONDS TO RESTRICTED DEFINITIVE BONDS. Any Restricted Definitive Bond may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Bond if the Registrar receives the following:

               (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

               (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

               (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and opinion of counsel required by item (3) thereof, if applicable.

          (2) RESTRICTED DEFINITIVE BONDS TO UNRESTRICTED DEFINITIVE BONDS. Any Restricted Definitive Bond may be exchanged by the Holder thereof for an Unrestricted Definitive Bond or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Bond if:

               (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a broker-dealer, (ii) a Person participating in the distribution of the Exchange Bonds or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

               (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

               (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

               (D) the Registrar receives the following:

                    (i) if the Holder of such Restricted Definitive Bonds proposes to exchange such Bonds for an Unrestricted Definitive Bond, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                    (ii) if the Holder of such Restricted Definitive Bonds proposes to transfer such Bonds to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Bond, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an opinion of counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (3) UNRESTRICTED DEFINITIVE BONDS TO UNRESTRICTED DEFINITIVE BONDS. A Holder of Unrestricted Definitive Bonds may transfer such Bonds to a Person who takes delivery thereof in the form of an Unrestricted Definitive Bond. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Bonds pursuant to the instructions from the Holder thereof.

     (f) EXCHANGE OFFER. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue and, upon receipt of an Authentication Order in accordance with the Mortgage hereof, the Trustee will authenticate:

          (1) one or more Unrestricted Global Bonds in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Bonds tendered into the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Bonds and (z) they are not affiliates (as defined in Rule 144) of the Company; and

          (2) Unrestricted Definitive Bonds in an aggregate principal amount equal to the principal amount of the Restricted Definitive Bonds accepted for exchange in the Exchange Offer.

     Concurrently with the issuance of such Bonds, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Bonds to be reduced accordingly, and the Company will execute and the Trustee will authenticate and deliver to the Persons designated by the Holders of Definitive Bonds so accepted Unrestricted Definitive Bonds in the appropriate principal amount.

     (g) LEGENDS. The following legends will appear on the face of all Global Bonds and Definitive Bonds issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

          (1)  Private Placement Legend.

               (A) Except as permitted by subparagraph (B) below, each Global Bond and each Definitive Bond (and all Bonds issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

     "THIS OFFERED BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS OFFERED BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS OFFERED BOND IS HEREBY NOTIFIED THAT THE SELLER OF THIS OFFERED BOND MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS OFFERED BOND AGREES FOR THE BENEFIT OF THE COMPANY THAT
     (A) THIS OFFERED BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 UNDER THE SECURITIES ACT AND SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH REOFFER, RESALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT THAT SUCH REOFFER, RESALE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES
     (II) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS OFFERED BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

               (B) Notwithstanding the foregoing, any Global Bond or Definitive Bond issued pursuant to subparagraphs (b)(4), (c)(3), (c)(4), (d)(2),
          (d)(3), (e)(2), (e)(3) or (f) of this Section 11 (and all Bonds issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

          (2) GLOBAL BOND LEGEND. Each Global Bond will bear a legend in substantially the following form:

     "THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 11 OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 11(a) OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION AND (IV) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN DEFINITIVE FORM, THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

          (3) REGULATION S TEMPORARY GLOBAL BOND LEGEND. The Regulation S Temporary Global Bond will bear a legend in substantially the following form:

     "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED BONDS, ARE AS SPECIFIED IN THE SUPPLEMENTAL INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

     (h) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL BONDS. At such time as all beneficial interests in a particular Global Bond have been exchanged for Definitive Bonds or a particular Global Bond has been redeemed, repurchased or canceled in whole and not in part, each such Global Bond will be returned to or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Bond is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Bond or for Definitive Bonds, the principal amount of Bonds represented by such Global Bond will be reduced accordingly and an endorsement will be made on such Global Bond by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Bond, such other Global Bond will be increased accordingly and an endorsement will be made on such Global Bond by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                                   ARTICLE II

                            COVENANTS OF THE COMPANY

     SECTION 1. The Company covenants and agrees, so long as any of the bonds of Series MM are outstanding or until provision shall have been made for the redemption or payment thereof by the deposit with the Trustee of money necessary to effect such redemption or payment, as follows:

          (a) The Company, during or at the close of the calendar year 2003, and during or at the close of each calendar year thereafter, shall charge against the income for such calendar year and place to the credit of a "depreciation reserve account" to be kept on its books, the greater of the following two amounts: (i) the amount of $1,550,000, or (ii) an amount equal to 2 1/2% of the sum of

               (i) the aggregate principal amount of all bonds which, at the time such credit is placed to said "depreciation reserve account", shall be outstanding and shall have been outstanding under the Mortgage as supplemented for a period of not less than six (6) months, or which at such time shall have been outstanding under the Mortgage as supplemented for less than six (6) months, if such bonds shall have been issued, or the proceeds thereof shall have been used, directly or indirectly, for or on account of the pledge, acquisition, exchange, cancellation, payment, refundment, redemption or discharge at, before or after maturity of the bonds of any series theretofore issued under the Mortgage or of any "underlying bonds" or "specified obligations" as defined in
          Section 4 of Article III of the Mortgage; and

               (ii) the aggregate principal of all indebtedness of the Company secured by a mortgage lien upon the properties or assets of the Company, which is a lien superior to the lien of the Mortgage, except
          (A) any such mortgage indebtedness the evidences of which shall then be pledged with the Trustee under the provisions of the Mortgage or pledged with the Trustee under any mortgage constituting a lien superior to the lien of the Mortgage on any part of the properties or assets of the Company, and (B) any such mortgage indebtedness for the payment or redemption of which the necessary moneys shall have been deposited with the Trustee under the Mortgage securing the same; provided, however, that (1) the amount required by this subparagraph
          (a) to be placed to the credit of such "depreciation reserve account" in or for any calendar year shall be deemed to include and not to be in addition to amounts which, by the provisions of the Mortgage, the Company is required to add to any depreciation reserve account for such year, (2) nothing in this subparagraph (a) shall prevent the Company from crediting to such "depreciation reserve account", during or at the close of any calendar year, an amount greater than the amount required by this subparagraph (a) for such year, and (3) the Company may, from time to time, during each such calendar year, charge against such "depreciation reserve account" the cost of depreciable property retired by it during such year, including the cost, if any, of dismantling such retired property, less any salvage credits applicable thereto.

          (b) The Company, after it shall have issued any of the bonds of Series MM-1 and bonds of Series MM-2, shall not request the Trustee

               (i)    to authenticate bonds of any series under the Mortgage

                         (A) pursuant to Section 2 of Article III of the
             Mortgage for or on account of the acquisition and cancellation, or of the payment, cancellation, redemption or other discharge at, before or after maturity, affected prior to January 1, 1951, of any bonds of any series theretofore issued under the Mortgage, or

                         (B) pursuant to Section 4 of Article III of the
             Mortgage, for or on account of the pledge, acquisition, exchange, cancellation, payment, refundment, redemption or discharge effected prior to January 1, 1951, of "underlying bonds" or "specified obligations" mentioned in said Section 4, or

                         (C) pursuant to Section 5 of Article III of the
             Mortgage, for or in respect of expenditures made prior to January 1, 1951, for or on account of "permanent property", or

               (ii) to pay to the Company any cash pursuant to Section 6 of said Article III for or on account of any transactions mentioned in clause (A) or clause (B) of subdivision (i) of this subparagraph (b) or for or in respect of any expenditures mentioned in clause (C) of subdivision (i) of this subparagraph (b).

     Neither shall the Company request the Trustee to authenticate bonds of any series under the provisions of Section 4 of Article III of the Mortgage or to pay the Company any moneys under Section 6 of said Article III or under
     Article IX of the Mortgage for or on account of the payment, discharge and cancellation effected on or after January 1, 1944, at, before or after maturity of any of the Refunding Mortgage Five Per Cent Gold Bonds of the Company, dated September 1, 1897, due September 1, 1947.

          (c) The Company shall not request the Trustee to authenticate bonds of any series under the Mortgage or to pay to the Company any cash deposited with or received by the Trustee under the Mortgage (except cash deposited with or received by the Trustee as and for a sinking fund for any series of bonds which have been or may hereafter be issued under the Mortgage), unless the Company as a part of such request, and in addition to all other documents required by the Mortgage to be delivered to the Trustee in connection with such request, shall deliver to the Trustee a certificate or certificates, signed by the President or the Executive Vice President or the Chief Financial Officer or a Vice President and by the Treasurer or an Assistant Treasurer of the Company

               (i) showing, in case such request is for the authentication of bonds pursuant to Section 5 of Article III of the Mortgage or for the payment of cash pursuant to Section 6 of said Article III for or in respect of expenditures made by the Company on or after January 1, 1951, for or on account of "permanent property":

                         (A) the total amount of expenditures (reduced to the
             extent required, if any, by the provisions of clause (G) of this subdivision (i)) made on or after January 1, 1951, for or on account of "permanent property";

                         (B) the original cost of all properties, subject to the
             lien of the Mortgage at any time on or after January 1, 1951, replaced or retired on or after January 1, 1951, less, if any such property shall have been released from the lien of the Mortgage pursuant to any applicable provision of the Mortgage and to obtain such release cash shall have been deposited with the Trustee, the amount of such cash;

                         (C) an amount equal to the sum of (1) 133-1/3% of the
             aggregate principal amount of bonds which have been authenticated after January 1, 1951, pursuant to Section 5 of Article III of the Mortgage for or on account of such expenditures made on or after January 1, 1951, plus (2) 133-1/3% of the aggregate amount of deposited cash withdrawn after January 1, 1951, pursuant to the provisions of Section 6 of Article III of the Mortgage for or in respect of such expenditures made on or after January 1, 1951, plus
             (3) 133-1/3% of the aggregate amount of excess of the nature described in subdivision (2) of Section 4 of Article III of the Mortgage eliminated or compensated, as in said subdivision (2) provided, for or in respect of expenditures of the Company for or on account of "permanent property" during said period commencing January 1, 1951;

                         (D) an amount equal to 100% of the aggregate amount of
             moneys withdrawn by the Company pursuant to the provisions of
             Article IX of the Mortgage on or after January 1, 1951, for or in respect of expenditures made for or on account of "permanent property";

                         (E) an amount equal to the excess, if any, of the
             amount shown pursuant to clause (A) above over the sum of the amounts shown pursuant to clauses (B), (C) and (D) above;

                         (F) that, for a period of twelve (12) consecutive
             calendar months (to be selected by the Company) ending within ninety (90) days next preceding such request, the "net earnings of the Company" shall have been at least twice the amount of the annual interest requirement of all "mortgage and prior lien debt of the Company";

                         (G) that the amount of the expenditure, if any,
             included in the expenditures set forth in clause (A) above in respect of any particular "permanent property", which at the time of its acquisition was subject to the lien of any mortgage existing or placed thereon at the time of its acquisition, does not exceed an amount equal to the excess, if any, of the value (determined as provided in the first paragraph of Section 8 of Article III of the Mortgage) of such particular "permanent property" at the time of acquisition of such property over 133-1/3% of the principal amount of all indebtedness secured by all such mortgages existing or placed on such particular property at the time of the acquisition thereof, and that the amount of the expenditure, if any, included in the expenditures set forth in clause (A) above in respect of any particular "permanent property", which at the time of its acquisition was not subject to any such lien, does not exceed an amount equal to the value (determined as provided in the first paragraph of Section 8 of Article III of the Mortgage) of such particular "permanent property" at the time of acquisition of such property;

               (ii) showing, in case such request is for the authentication of bonds pursuant to Section 4 of Article III of the Mortgage or for the payment of cash pursuant to Section 6 of said Article III for or on account of the pledge, acquisition, exchange, cancellation, payment, refundment, redemption or discharge effected on or after January 1, 1951, at, before or after maturity of any "specified obligations" mentioned in said Section 4, that at the time such "specified obligations" became "specified obligations" or at some later date the Company, pursuant to the provisions of Section 5 of Article III of the Mortgage, as limited by the provisions of this Section I, shall have obtained, or shall have had the right to obtain, the authentication and delivery of bonds in any principal amount for or in respect of expenditures made on or after January 1, 1951, for or on account of "permanent property";

               (iii) showing, in case such request shall be for the payment of moneys pursuant to Article IX of the Mortgage for or in respect of expenditures made for or on account of "permanent property", that none of such expenditures were made (1) prior to January 1, 1951, or (2) for or on account of "permanent property" acquired more than six months prior to the date when the Trustee received the moneys so to be paid (or in case of moneys representing the proceeds of obligations, referred to in said Article IX, the date when the Trustee received such obligations); and

               (iv) showing, in case such request is for the application of any moneys pursuant to Article IX of the Mortgage to the payment, redemption or purchase of any "specified obligations", that such "specified obligations", if pledged under the Mortgage, would permit the Company to obtain the authentication of bonds in a principal amount equal to the principal amount of such "specified obligations" pursuant to the provisions of Section 4 of Article III of the Mortgage as limited by the provisions of this Section 1.

          (d) In connection with any request for the authentication of bonds pursuant to Section 5 of Article III of the Mortgage or the payment of cash pursuant to Section 6 of said Article III of Mortgage, for or in respect of expenditures made by the Company on or after January 1, 1951, the Company shall not obtain the authentication of bonds of any series under the Mortgage or the payment of any cash in excess of 75% of the amount shown in the certificate delivered as a part of such request pursuant to clause (E) of subdivision (i) of subparagraph
     (c) of this Section 1; and the Company shall not obtain the authentication of any bonds or the payment of any cash deposited with or received by the Trustee under the Mortgage otherwise than in accordance with the provisions of the Mortgage as supplemented.

          (e) Wherever used in this Supplemental Indenture

               (i) "mortgage and prior lien debt of the Company", as of the date of any request to the Trustee for the authentication of bonds or the payment of cash, shall mean:

                         (A) all the bonds then outstanding under the Mortgage,
             less the amount of any of such bonds which shall then be held by or be delivered to the Trustee for cancellation under any of the provisions of the Mortgage, and less the amount of any such bonds for the payment or redemption of which the necessary moneys shall have been deposited under the Mortgage with the Trustee to effect such payment or redemption;

                         (B) the bonds then requested to be authenticated under
             the Mortgage; and

                         (C) all mortgage indebtedness secured by a lien
             superior to the lien of the Mortgage on any part of the properties and assets of the Company, except any such mortgage indebtedness the evidences of which shall then be pledged with the Trustee under the provisions of the Mortgage or pledged with the Trustee under any mortgage constituting a lien superior to the lien of the Mortgage on any part of the properties and assets of the Company, and except any such mortgage indebtedness for the payment or redemption of which the necessary moneys shall have been deposited with the trustee under the mortgage securing the same to effect such payment or redemption;

               (ii) "net earnings of the Company" for any twelve (12) months' period shall mean the amount remaining after deducting from the sum of

                         (A) the gross operating revenues of the Company for
             such period derived from its property subject to the lien of the Mortgage, including but not limited to revenues derived from electrical energy, gas or steam purchased by the Company and resold by it, and the net income derived by the Company from its merchandising and jobbing operations; and

                         (B) other income of the Company for such period derived
             from interest on bank balances and from current working capital invested in unpledged obligations of the United States of America or of any state or of any municipality or subdivision thereof, and other currently earned income of the Company derived from the ownership of securities, in the treasury of the Company and unpledged, of operating electric, gas or steam companies (including natural or mixed gas production, storage, transportation or distribution companies) or from unpledged advances to such companies any of the securities of which are so owned, the sum of the following:

                         (C) operating expenses of the Company for such period,
             including maintenance and repairs, rentals, taxes (except taxes based upon net income), insurance and the cost of electrical energy, gas or steam purchased for resale, but excepting expenses in connection with operations, the net income only of which is included in clause (A) of subdivision (ii) of this subparagraph
             (e), and excepting all reserves or charges for amortization of debt discount and expense; and

                         (D) an amount, if such period shall end with the close
             of a calendar year, equal to the amount which the Company is required by subparagraph (a) of this Section 1 to place, during or at the close of such calendar year, to the credit of the "depreciation reserve account", mentioned in said subparagraph (a) (all determined without deduction for any charge made to the "depreciation reserve account" permitted by clause (3) of the proviso of subparagraph (a) of this Section 1), or, if such period shall include parts of two (2) calendar years, then an amount which shall be determined by (1) prorating, on a monthly basis over the portion of the earlier year thus included, the amount which the Company shall have been so required to credit to the "depreciation reserve account" during or at the close of such earlier year, and
             (2) prorating, on a monthly basis over the portion of the later of said two (2) years thus included, the amount which the Company would be required to credit to such "depreciation reserve account" if such credit were placed to such account at the close of such period;

        provided, however, that the amount of other income of the Company, referred to in clause (B) of subdivision (ii) of this subparagraph (e), shall not exceed 10% of said net earnings; and income in the form of dividends received by the Company upon stock of any class owned by it shall be considered as currently earned under the provisions of said clause (B) to the extent that during such period the earnings of the paying company shall be sufficient for the payment of dividends upon all stock of such class during such period; and income in the form of interest received by the Company upon evidences of indebtedness of any class owned by it shall be considered as currently earned under the provisions of said clause (B) to the extent that during such period the earnings of the paying company shall be available for the payment of the interest accruing during such period upon all indebtedness of such class, after deducting from such earnings all interest charges accruing during such period upon obligations secured by prior liens; and, in case any property owned by the Company at the date of the request to the Trustee for the authentication of bonds or payment or withdrawal of cash shall not have been owned by it during any part of any such period, or shall have been owned by it during a part only of such period, then and in every such case the net earnings (or net losses) of such property (ascertained in like manner as above provided) during said period, or during such part thereof as shall have preceded the acquisition of such property by the Company, shall be considered and treated as net earnings (or net losses) of the Company for such period, and shall be included in (or, if a net loss, deducted in determining) such net earnings of the Company;

               (iii) "permanent property" shall mean any and all plants, equipment, additions, improvements, betterments, facilities, or other property of any kind (and includes "extensions" and "purchased property" as those terms are used in the Mortgage) acquired through construction, purchase, consolidation, exchange or otherwise, as and for a part of the permanent or fixed investment for the business of the Company and used or useful in connection with the generation and conversion of electrical energy or in the manufacture of gas or steam or in the distribution or transmission of electrical energy or gas or steam in the territory in which the Company is now operating its present properties, or in territory contiguous thereto, or in territory capable of economic interconnection therewith, but "permanent property" shall not include cash, accounts or bills receivable, securities, supplies, fuel or other assets ordinarily classed as quick assets, or leasehold estates;

               (iv) "original cost" of property shall mean the original cost of such property to the Company if ascertainable from its records or, if such original cost is not ascertainable, the value of such property at the time of its acquisition, such value to be determined by an engineer or firm of engineers to be selected by the Company and to be acceptable to the Trustee, and the Trustee under such circumstances shall be furnished with a certificate of such value signed by such engineer or firm of engineers.

          (f) In connection with any request to the Trustee for the authentication of bonds pursuant to the provisions of Section 5 of Article III of the Mortgage or the payment of cash pursuant to the provisions of
     Section 6 of said Article III or the provisions of Article IX of the Mortgage or the elimination or compensation of any excess of the nature described in subdivision (2) of Section 4 of said Article III, for or on account of expenditures for "permanent property", the Company shall furnish to the Trustee, in addition to the certificates and other documents required to be delivered by the provisions of the Mortgage and the provisions of other subparagraphs of this Section 1, the following:

               (i) An opinion of counsel (who may be counsel for the Company), selected by the Company and satisfactory to the Trustee, stating that the Company has acquired good title to the property for or on account of the expenditures for which additional bonds are requested to be authenticated and that such property is subject to the Mortgage as a direct lien thereon, subject only to the lien of any mortgages or easements existing or placed on any of such property at the time of its acquisition, liens for taxes and assessments not due or, if due, in the course of contest, judgments in the course of appeal or otherwise in contest and secured by sufficient bond, liens arising out of proceedings in court in the course of contest and undetermined liens charges (if any) incidental to current construction; and

               (ii) A certificate signed by the President or the Executive Vice President or the Chief Financial Officer or a Vice President and also by the Treasurer or an Assistant Treasurer of the Company certifying that the property for or on account of the expenditures for which bonds are requested to be authenticated or cash is requested to be paid is "permanent property".

          (g) The Company shall not hereafter issue any bonds under any "underlying mortgage" as defined in Section 4 of Article III of the Mortgage, or under any mortgage which could become such an "underlying mortgage" upon compliance with clause (b) of the proviso of subdivision (2) of said Section 4.

          (h) The Company shall not request the Trustee to authenticate any bonds under the provisions of Section 2 or Section 3 or Section 4 of
     Article III of the Mortgage and shall not apply for the payment of cash under Section 6 of said Article or under Article IX of the Mortgage (i) for or on account of bonds of Series J deposited by the Company with the Trustee in lieu of cash under the provisions of the sinking fund provided for in the supplemental indenture, dated as of May 1, 1961, or for or on account of bonds of Series J redeemed through the operation of said sinking fund, or (ii) for or on account of bonds of Series K redeemed through the operation of the sinking fund provided for in the supplemental indenture dated as of July 15, 1966, or (iii) for or on account of bonds of Series L redeemed through the operation of the sinking fund provided for in the supplemental indenture dated as of August 15, 1967, or (iv) for or on account of bonds of Series M redeemed through the operation of the sinking fund provided for in the supplemental indenture dated as of September 15, 1970, or (v) for or on account of bonds of Series N redeemed through the operation of the sinking fund provided for in the supplemental indenture dated as of April 1, 1972, or (vi) for or on account of bonds of Series 0 redeemed through the operation of the sinking fund provided for in the supplemental indenture dated as of July 15, 1973, or (vii) for or on account of bonds of Series T redeemed through the operation of the sinking fund provided for in the supplemental indenture dated as of August 15, 1980, or (viii) on account of any cancelled or uncancelled underlying bonds (or any uncancelled underlying bonds deposited as collateral under Section 4 of Article III of the Mortgage) which shall have been deposited under the provisions of the supplemental indenture, dated as of August 1, 1941, in lieu of cash.

          (i) The Company shall promptly classify as "property replaced or retired", for the purposes of clause (B) of subdivision (i) of subparagraph
     (c) of this Section 1 during any period all property which has been replaced or has permanently ceased to be used or useful in the business of the Company, but the Company shall not, in making such classification, be bound by determinations, rulings or orders made by regulatory authorities for rate-making or other purposes.

          (j) The Company shall not consolidate with or merge into any other corporation or transfer or lease all or substantially all the mortgaged property as an entirety to any other corporation, unless the corporation resulting from such consolidation or the corporation into which the Company shall have been merged or the corporation to which such transfer or lease shall have been made shall, by an instrument executed and delivered to the Trustee, assume the due and punctual payment of the principal of and premium, if any, and interest on all the bonds of all series according to their tenor at the time outstanding under the Mortgage and the due and punctual performance and observance of all the covenants and conditions of the Mortgage and all indentures supplemental thereto to be performed or observed by the Company.

          (k) The Company will pay all Additional Interest, if any, in the manner on the dates and in the amounts as set forth in the Registration Rights Agreement.

     SECTION 2. The Company covenants and agrees that any and all property hereafter acquired by the Company and any and all improvements, extensions, betterments or additions to property of the Company, which by the Original Mortgage or any indenture supplemental thereto are to become subject to the Mortgage, immediately upon the acquisition thereof by the Company or upon such improvements, extension, betterments, or addition being made, as the case may be, and without any further conveyance, mortgage, assignment or act on the part of the Company or the Trustee, or either of them shall become and be subject to the lien of the Mortgage fully and completely as though owned by the Company at the date of the execution of the Original Mortgage and at the date of the Indenture dated the first day of March, 1928, mentioned in the second paragraph of the recitals of this Supplemental Indenture and at the dates of the supplemental indentures dated May 20, 1936, May 10, 1950, as of June 1, 1951, as of August 15, 1967, as of September 15, 1970, as of March 1, 1985, as of April 1, 1993, as of December 1, 1993, as of December 1, 1993, as of June 1, 1995, as of March 1, 2000, as of March 1, 2000, as of March 1, 2000, as of March 1, 2000, as of February 1, 2003 and as of February 1, 2003 respectively, mentioned in the fourth paragraph of the recitals of this Supplemental Indenture, and at the date of this Supplemental Indenture, and specifically described in the granting clauses of the Original Mortgage or said

Indenture or said supplemental indentures, but the provisions of this Section 2 shall not limit the generality of the provisions of Sections 12 and 13 of
Article IV of the Original Mortgage.

     SECTION 3. The Company covenants and agrees that in the furtherance of, but without limiting the generality of, the provisions of Sections 12 and 13 of Article IV of the Mortgage or of Section 2 of this Article II, the Company will furnish to the Trustee on November 1, 1944, and thereafter within sixty
(60) days after and as often as the Company shall have acquired, subsequent to September 3, 1944, any additional land or lands or interest or interests in land, or any new plant or plants, not included in any certificate theretofore furnished pursuant to this Section 3, the aggregate cost of which shall equal or exceed $500,000, and at such other times as thirty-six (36) months shall have elapsed since the date of furnishing the last preceding certificate to the Trustee pursuant to this Section 3, the following:

         (a) a certificate, signed by the President or the Executive Vice President or the Chief Financial Officer or a Vice President and by the Treasurer or an Assistant Treasurer of the Company and dated as of a date not more than sixty (60) days preceding the date as of which such certificate is required to be filed pursuant to this Section 3, briefly describing any additional land or interest in land and any new plant which the Company may have acquired since the date of the most recent Certificate furnished to the Trustee pursuant to this Section, or, in the case of the first such certificate, since the date of the execution and delivery of the Indenture dated the first day of March, 1928 mentioned in the second paragraph of the recitals of this Supplemental Indenture, which is required by the provisions of the Mortgage and this Supplemental Indenture to be subjected to the lien of the Mortgage;

         (b) the mortgages, deeds, covenants, assignments, transfers and instruments of further assurance, if any, specified in the opinion of counsel referred to in the following subparagraph (c); and

         (c) an opinion of counsel, who may be counsel for the Company, specifying the mortgages, deeds, covenants, assignments, transfers and instruments of further assurance which will be sufficient to subject to the direct lien of the Mortgage (so far as permitted by law) all the Company's right, title and interest in and to the land and interest in land and any plant described in said certificate, or stating that no such mortgage, deed, conveyance, assignment, transfer or instrument of further assurance is necessary for such purpose, and that, upon the recordation or filing or registering, in the manner stated in such opinion, of the instruments so specified, if any, and upon the recordation and filing and registering of the Mortgage or any supplemental indenture in the manner stated in such opinion, or without any such recordation or filing or registering if such opinion shall so state, the Mortgage will (so far as permitted by law) constitute a valid lien upon all the Company's right, title and interest in and to such land, interest in land or plant as against all creditors and subsequent purchasers, subject only to the lien of any mortgages or easements existing or placed on such property at the time of its acquisition by the Company, liens for taxes and assessments not due, or, if due, in the course of appeal or otherwise in contest, liens arising out of proceedings in court in the course of contest and undetermined liens and charges (if any) incidental to current construction.

     For the purposes of this Section 3, any certificate heretofore or hereafter delivered to the Trustee pursuant to Section 3 of Article III of Division B of the supplemental indenture dated as of June 1, 1951, or pursuant to Section 3 of
Article II of the Supplemental Indenture dated as of July 1, 1954, or pursuant to Section 3 of Article III of the supplemental indenture dated as of May 1, 1961, or pursuant to Section 3 of Article III of the supplemental indenture dated as of July 15, 1966, or pursuant to Section 3 of Article III of the supplemental indenture dated as of August 15, 1967, or pursuant to Section 3 of
Article III of the supplemental indenture dated as of September 15, 1970, or pursuant to Section 3 of Article III of the supplemental indenture dated as of April 1, 1972, or pursuant to Section 3 of Article III of the supplemental indenture dated as of July 15, 1973, or pursuant to Section 3 of Article II of the Supplemental Indenture dated as of October 1, 1973, or pursuant to Section 3 of Article II of the Supplemental Indenture dated as of October 1, 1974, or pursuant to Section 3 of Article II of the Supplemental Indenture dated as of December 1, 1974, or pursuant to Section 3 of Article II of the Supplemental Indenture dated as of April 1, 1975, or pursuant to Section 3 of Article III of the Supplemental Indenture dated as of August 15, 1980, or pursuant to Section 3 of Article II of the supplemental indenture dated as of June 1, 1984, or pursuant to Section 3 of Article II of the supplemental indenture dated as of June 1, 1984, or pursuant to Section 3 of Article II of the supplemental indenture dated as of October 1, 1984, or pursuant to Section 3 of Article II of the supplemental indenture dated as of March 1, 1985, or pursuant to Section 3 of Article II of the supplemental indenture dated as of March 1, 1985, or pursuant to Section 3 of Article II of the supplemental indenture dated as of March 1, 1985, or pursuant to Section 3 of Article II of the supplemental indenture dated as of March 1, 1985, or pursuant to Section 3 of Article II of the supplemental indenture dated as of May 1, 1990, or pursuant to Section 3 of
Article II of the supplemental indenture dated as of April 1, 1993, or pursuant to Section 3 of Article II of the supplemental indenture dated as of December 1, 1993, or pursuant to Section 3 of Article II of the supplemental indenture dated as of December 1, 1993, or pursuant to Section 3 of Article II of the supplemental indenture dated as of June 1, 1995, or pursuant to Section 3 of
Article II of the supplemental indenture dated as of March 1, 2000, or pursuant to Section 3 of Article II of the supplemental indenture dated as of March 1, 2000, or pursuant to Section 3 of Article II of the supplemental indenture dated as of March 1, 2000, or pursuant to Section 3 of Article II of the supplemental indenture dated as of March 1, 2000 or pursuant to Section 3 of Article II of the supplemental indenture dated as of February 1, 2003 or pursuant to Section 3 of Article II of the supplemental indenture dated as of February 1, 2003 shall be deemed to have been delivered in compliance with this Section 3.

     SECTION 4. The Company covenants and agrees that, upon cancellation and discharge of any "prior lien", the Company shall cause all cash or obligations then held by the trustee or other holder of such prior lien, which were received by such trustee or other holder by reason of the release of, or which represent the proceeds of the taking by eminent domain or any disposition of, or the proceeds of insurance on, any of the properties at any time subject to the lien of the Mortgage (including all proceeds of or substitutions for any thereof), to be paid to or deposited and pledged with the Trustee, subject to any lien or charge prior to the lien of the Mortgage, such cash to be held and paid over or applied by the Trustee, and such obligations to be held and disposed of, as provided in
Article IX of the Mortgage; provided, however, that in lieu of taking or delivering to the Trustee all or any part of such cash or obligations, the Company may deliver to the Trustee a certificate of the trustee or such other holder of such prior lien, stating that a specified amount thereof has been deposited with such trustee or other holder pursuant to the requirements of such other prior lien, in which case there shall also be delivered to the Trustee an opinion of counsel, who may be counsel for the Company, stating that such deposit is required by such other prior lien. The term "prior lien" as used in this Section 4 shall mean and include any "underlying mortgage" and shall also mean and include any other lien (except liens for taxes and assessments not due, or, if due, in the course of appeal or otherwise in contest, liens arising out of proceedings in court in course of contest and undetermined liens and charges, if any, incidental to current construction) prior to the lien of the Mortgage upon property acquired by the Company after the execution and delivery of the Indenture, dated the first day of March, 1928, referred to in the second paragraph of the recitals of this Supplemental Indenture, existing on said property or placed thereon to secure unpaid portions of the purchase price, at the time of such acquisition.

                                   ARTICLE III

                              AMENDMENT OF MORTGAGE

Section 1 of Article X of the Mortgage is hereby amended by inserting in said section immediately preceding the words "then, and in each and every such case, the Trustee", the following:

     "or in case the Company shall be adjudicated a bankrupt by any court of competent jurisdiction or shall file a voluntary petition in bankruptcy or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due; or in case the Company shall consent to the appointment of a receiver or trustee of all or a substantial part of the mortgaged property; or in case the Company shall file a petition under the federal bankruptcy laws, or any other applicable law or statute of the United States of

     America or of any state thereof; or in case the Company shall file a petition or take advantage of any insolvency act; or in case, during a period of sixty (60) days following (1) the entry of an order approving a petition of some person other than the Company, seeking reorganization of the Company under the federal bankruptcy laws or any other applicable statute of the United States of America or any state thereof, or (2) the appointment of a trustee or a receiver of all or a substantial part of the mortgaged property, such order or appointment of a trustee or receiver shall not be vacated or shall not be stayed on appeal or otherwise shall not have otherwise ceased to continue in effect;"

The amendment to Section 1 of Article X of the Mortgage which is contained in this Article III shall survive the redemption, retirement, cancellation or defeasance of all of the bonds of Series MM.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 1. The Trustee hereby accepts the trusts hereunder and agrees to perform the same upon the terms and subject to the applicable provisions of the Mortgage and the indentures supplemental thereto now in effect.

     SECTION 2. This Supplemental Indenture is executed by the parties hereto pursuant to the provisions of Article XVI of the Mortgage, and so long as any of the bonds of Series MM are or shall be outstanding the terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The provisions of this Supplemental Indenture shall be inapplicable and shall terminate and become void and of no effect upon the payment or redemption of all of the bonds of Series MM in accordance with the provisions of the Mortgage and of the bonds of Series MM.

     SECTION 3. All covenants, conditions and provisions contained in this Supplemental Indenture by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not, legally or equitably under or by reason of this Supplemental Indenture.

     SECTION 4. Although this Supplemental Indenture is dated as of February 15, 2003, it shall be effective only from the actual time of its execution and delivery by the Company and the Trustee on the date indicated by their respective acknowledgments hereto annexed.

     This Supplemental Indenture may be simultaneously executed in any number of counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument entered into by the parties hereto pursuant to the provisions of Article XVI of the Mortgage.

     IN WITNESS WHEREOF, THE PEOPLES GAS LIGHT AND COKE COMPANY has caused this instrument to be executed in its corporate name by its Chairman, President, the Executive Vice President, the Chief Financial Officer or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary all as of the day and year first above written.

                 THE PEOPLES GAS LIGHT AND COKE COMPANY


                           By /s/ Thomas A. Nardi
                              --------------------------------------------------
                              Thomas A. Nardi
                              Senior Vice President, Chief Financial Officer and Treasurer

ATTEST:


/s/  J.G. Nassos
------------------------
     J.G. Nassos
     Assistant Secretary

     IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee under the Mortgage, has caused this instrument to be executed in its corporate name by one of its Assistant Vice Presidents and attested by any Assistant Vice President, all as of the day and year first above written.

                 U.S. BANK NATIONAL ASSOCIATION


                           By /s/ Lori-Ann Rosenberg
                              ---------------------------
                              Lori-Ann Rosenberg
                              ---------------------------
                              Assistant Vice President
                              ---------------------------


ATTEST:

/s/ Julie Eddingtor
------------------------------
  Julie Eddingtor
------------------------------
  Assistant Vice President
------------------------------

STATE OF ILLINOIS   )
                    )  ss.
COUNTY OF COOK      )


     I, Suzanna Nowaczy, a Notary Public in and for said County and State aforesaid, DO HEREBY CERTIFY that THOMAS A. NARDI, the Senior Vice President, Chief Financial Officer and Treasurer of The Peoples Gas Light and Coke Company, an Illinois corporation, and JOHN G. NASSOS, Assistant Secretary of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Senior Vice President, Chief Financial Officer and Treasurer and Assistant Secretary, respectively, and who are both personally known to me to be the Senior Vice President, Chief Financial Officer and Treasurer and Assistant Secretary, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, sealed and delivered said instrument as their free and voluntary act as such Senior Vice President, Chief Financial Officer and Treasurer and Assistant Secretary, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 26 day of February, 2003.


                              /s/ Suzanna Nowaczyk
                              -------------------------------
                                  Suzanna Nowaczyk
                                  ---------------------------
                                  Notary Public

My commission expires on the 29 day of February, 2004

STATE OF ILLINOIS   )
                    )  ss.
COUNTY OF COOK      )


     I, Molly K. Beane a Notary Public in and for said County and State aforesaid, DO HEREBY CERTIFY that Lori-Ann Rosenberg, an Assistant Vice President of U.S. Bank National Association, a corporation organized under the laws of the United States of America, and Julie Eddington, an Assistant Vice President of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Assistant Vice President, respectively, and who are both personally known to me to be an Assistant Vice President of said corporation, appeared before me this day in person and severally acknowledged that they signed, sealed and delivered said instrument as their free and voluntary act as Assistant Vice President, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 25th day of February, 2003.

                              /s/ Molly K. Beane
                              -------------------------------
                                  Molly K. Beane
                                  ---------------------------
                                  Notary Public

My commission expires January 31, 2005

                                   SCHEDULE 1

                      EASEMENTS AND OTHER INTERESTS IN LAND

     1. All rights of way, easements, franchises, licenses, permits, privileges, leases, leaseholds and other authority granted to the Company for the purpose of constructing, installing, operating, using, maintaining, renewing, replacing or relocating gas mains, pipelines, services and other facilities on, over or in private property owned by others and situated in the County of Cook in the State of Illinois, including, without limiting the generality of the foregoing, those certain easements granted to the Company by the grantors hereinafter named and filed for record and recorded as hereinafter set forth, to wit:

                                                             PERMANENT            DATE
                                     FILE      DOCUMENT        INDEX                OF           DATE
          GRANTOR                   NUMBER      NUMBER         NUMBER           INSTRUMENT     RECORDED
-----------------------------       ------     --------   ------------------    ----------     --------
Weitendorf Enterprises, Inc.                              Portions of            02/20/03
                                                          11-07-100-013-0010
                                                          11-07-100-013-0020
                                                          11-07-200-009-0010

                                    EXHIBIT A

              (Form of Series MM-1 Registered Bond Without Coupons)

   ICC Identification No. 6204

   No. R__________                                             $_______


                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                      FIRST AND REFUNDING MORTGAGE 4% BOND,

                                   SERIES MM-1

                                DUE March 1, 2010

   THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to . . . . . .
 . . . . . . . . . . . . . . . . . . ., or registered assigns on March 1, 2010, unless this Bond shall have been called for redemption and payment of the redemption price shall have been duly made or provided for in accordance with the hereinafter described Mortgage, the principal sum of . . . . . . . . . . . .
Dollars ($__________), and to pay interest on the balance of said principal sum from time to time remaining unpaid from the March 1 or September 1 to which interest has been paid next preceding the date of authentication of this Bond, unless this Bond is authenticated on a March 1 or September 1 to which interest has been paid, in which event this Bond shall bear interest from such March 1 or September 1, or unless no interest has been paid on this Bond, in which event this Bond shall bear interest from the date hereof, at the rate of four percent (4%) per annum (calculated on the basis of a year of 360 days consisting of twelve 30-day months), payable at or before 9:00 a.m., Chicago time, on March 1 and September 1 of each year, commencing September 1, 2003 until payment in full of such principal sum PROVIDED, however, that if a Registration Default (as defined in the Registration Rights Agreement by and among the Company and the Initial Purchaser (as defined therein), dated as of February 19, 2003) occurs, additional interest will accrue on this Bond at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs, after the date on which such Registration Default occurs up to a maximum additional interest rate of 1.00% per annum) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Interest shall also accrue on any overdue principal, premium, if any, and (to the extent that such interest shall be legally enforceable) on any overdue installment of interest until paid at the same rate per annum. The interest so payable on any interest payment date will, subject to certain exceptions provided in the Mortgage, be paid to the person who is the registered owner of this Bond at the close of business on the applicable record date next preceding such interest payment date. Principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America at the principal corporate office or agency of the Company in Chicago, Illinois.

     This Bond is one of the First and Refunding Mortgage Bonds of the Company, all issued and to be issued in series, from time to time, under and in accordance with and, irrespective of the time of issue or of the series in which issued or the designation thereof, equally secured by an Indenture, dated the second day of January, 1926, executed by Chicago By-Product Coke Company, a Delaware corporation, to Illinois Merchants Trust Company, as trustee, and recorded on January 19, 1926, as Document No. 9154395 in Book 22219 of Records, at page 283, in the Recorder's Office of Cook County, Illinois, which Indenture was assumed by the Company as a successor corporation, as defined therein, by an indenture, dated the first day of March, 1928, executed by the Company to said trustee, and recorded on April 7, 1928, as Document No. 9980547 in Book 25701 of Records, at page 599, in the Recorder's Office of Cook County, Illinois, and has heretofore been, and from time to time hereafter may be, amended and supplemented by indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 2003 relating to the hereinafter described Series MM-1 Bonds (the "Supplemental Indenture"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Supplemental Indenture. The word "Mortgage", as used in this Bond, shall mean said Indenture, as amended and supplemented from time to time by indentures supplemental thereto, including the Supplemental Indenture. The word "Company", as used in this Bond, shall be construed to include any successor corporation, as defined in the Mortgage. The word "Trustee", as used in this Bond, shall be construed to mean and include U.S. Bank National Association (successor to Illinois Merchants Trust Company), as trustee under the Mortgage, and any successor trustee thereunder. Reference is hereby made to the Mortgage and all indentures supplemental thereto for a description of the property mortgaged and pledged (except that certain parcels described in the Mortgage and in said supplemental indentures have been released from the lien of the Mortgage pursuant to the terms thereof), the nature and extent of the security and the terms and conditions governing the issuance and security of the bonds issued or to be issued under the Mortgage. As provided in the Mortgage, the bonds may be for various principal sums, are issuable in series, may bear interest at different rates and may otherwise vary as provided therein. This Bond is one of the series of such First and Refunding Mortgage Bonds designated as "The Peoples Gas Light and Coke Company First and Refunding Mortgage 4% Bonds, Series MM-1", hereinafter called the "Series MM-1 Bonds".

     The Series MM-1 Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations of $1,000 and any integral multiple thereof.

     As more fully described in the Supplemental Indenture, the Company reserves the right, without any consent or other action by holders of the Series MM-1 Bonds or the bonds of any subsequent series, to amend the Mortgage to provide that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding.

     The Series MM-1 Bonds are subject to optional redemption by the Company, in whole but not in part, at any time, at a redemption price of 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, upon the occurrence of certain events described in the Supplemental Indenture (relating to unreasonable burdens or excessive liabilities imposed upon the Company; changes in the economic availability of raw materials, operating supplies, fuel or other energy sources or supplies or technological or other changes rendering its property uneconomic; court order or decree preventing operations at its property or rendering the continuation of its operations economically unfeasible).

     All of the outstanding Series MM-1 Bonds may be redeemed at any time by the Company, by the payment of the principal amount thereof and accrued interest thereon to the date of redemption, without the payment of any premium, in the event of the acquisition by any federal, state or municipal authority of any substantial portion (which shall be not less than one-third as determined by book values) of the income-producing properties of the Company which are subject to the lien of the Mortgage.

     All of the outstanding bonds under the Mortgage shall be redeemed by the Company by the payment of the respective applicable redemption price or prices and accrued interest thereon to the date of redemption, without the payment of any premium, in the event of the acquisition by any federal, state or municipal authority of all or substantially all of the income-producing properties of the Company which are subject to the lien of the Mortgage.

     Notice of any redemption of the Series MM-1 Bonds shall be given by mailing by first-class mail, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to the redemption date, to the holders of all such bonds to be redeemed at their last addresses that shall appear upon the registry book, all as more fully provided in the Mortgage. Notice of redemption having been duly given, the bonds called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and whenever the redemption price thereof shall have been deposited with the Trustee and notice of redemption shall have been duly given or provision therefore made, such bonds shall no longer be entitled to any lien or benefit of the Mortgage.

     In case of certain events of default specified in the Mortgage, the principal of all bonds issued and outstanding thereunder may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

     No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, director or officer, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being released by the holder hereof by the acceptance of this Bond, and being likewise waived and released by the terms of the Mortgage.

     This Bond is transferable by the registered holder hereof in person or by a duly authorized attorney at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this Bond, and thereupon a new registered bond or bonds, without coupons, of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor. In the manner provided in the Mortgage, registered Bonds without coupons of this series may, at the option of the registered owner and upon surrender at said office or agency of the Company, be exchanged for registered Bonds without coupons of this series of the same aggregate principal amount of other authorized denominations.

     The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

     In addition to the rights provided to Holders of Bonds under the Mortgage, Holders of Restricted Global Bonds and Restricted Definitive Bonds will have all the rights set forth in the Registration Rights Agreement dated as of February 19, 2003, between the Company and the Initial Purchaser.

     This Bond shall not be entitled to any security or benefit under the Mortgage, and shall not become valid or obligatory for any purpose, until this Bond shall have been authenticated by the execution of the certificate, hereon endorsed, by the Trustee or its successor in trust under the Mortgage.

     IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by its President, Executive Vice President, Chief Financial Officer, Treasurer or a Vice President manually or in facsimile, and has caused its corporate seal manually or in facsimile to be hereto affixed, attested by the manual or facsimile signature of its Secretary or of an Assistant Secretary.

   Dated:
          ---------------

          THE PEOPLES GAS LIGHT AND COKE COMPANY

             By:
                 ------------------------
             Its:
                 ------------------------

   Attest:


By:
    -------------------
Its:
    -------------------


                         (Form of Trustee's Certificate)

     This bond is one of the bonds of the series designated, referred to and described in the within-mentioned Mortgage.


                         U.S. BANK NATIONAL ASSOCIATION

          By
             -------------------
                  Authorized Officer.

                                   ASSIGNMENT

For value received, the undersigned hereby sell(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE:_____________________________
____________________________________________________________
____________________________________________________________
(Please print or typewrite name and address, including zip code of assignee)


the within Bond and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Note on the books of the Trustee with full power of substitution in the premises.

Dated:
      ------------------------                --------------------------
                                                    Notice:  The  signature  to
                                              this  Assignment  must  correspond
                                              with  the  name as written upon
                                              the face of the within instrument
                                              in every particular, without
                                              alteration or enlargement, or any
                                              changes whatever.

                                    EXHIBIT B

              (Form of Series MM-2 Registered Bond Without Coupons)

   ICC Identification No. 6204

   No. R__________                                             $_______


                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                      FIRST AND REFUNDING MORTGAGE 4% BOND,

                                   SERIES MM-2

                                DUE March 1, 2010

   THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to. . . . . .
.. . . . . . . . . . . . . . . . . . . ., or registered assigns on March 1, 2010, unless this Bond shall have been called for redemption and payment of the redemption price shall have been duly made or provided for in accordance with the hereinafter described Mortgage, the principal sum of . . . . . . . . . . . .
Dollars ($__________), and to pay interest on the balance of said principal sum from time to time remaining unpaid from the March 1 or September 1 to which interest has been paid next preceding the date of authentication of this Bond, unless this Bond is authenticated on a March 1 or September 1 to which interest has been paid, in which event this Bond shall bear interest from such March 1 or September 1, or unless no interest has been paid on this Bond, in which event this Bond shall bear interest from the date hereof, at the rate of four percent (4%) per annum (calculated on the basis of a year of 360 days consisting of twelve 30-day months), payable at or before 9:00 a.m., Chicago time, on March 1 or September 1 of each year, commencing September 1, 2003 until payment in full of such principal sum. Interest shall also accrue on any overdue principal, premium, if any, and (to the extent that such interest shall be legally enforceable) on any overdue installment of interest until paid at the same rate per annum. The interest so payable on any interest payment date will, subject to certain exceptions provided in the Mortgage, be paid to the person who is the registered owner of this Bond at the close of business on the applicable record date next preceding such interest payment date (February 15 or August 15, as the case may be). Principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America at the principal corporate office or agency of the Company in Chicago, Illinois.

     This Bond is one of the First and Refunding Mortgage Bonds of the Company, all issued and to be issued in series, from time to time, under and in accordance with and, irrespective of the time of issue or of the series in which issued or the designation thereof, equally secured by an Indenture, dated the second day of January, 1926, executed by Chicago By-Product Coke Company, a Delaware corporation, to Illinois Merchants Trust Company, as trustee, and recorded on January 19, 1926, as Document No. 9154395 in Book 22219 of Records, at page 283, in the Recorder's Office of Cook County, Illinois, which Indenture was assumed by the Company as a successor corporation, as defined therein, by an indenture, dated the first day of March, 1928, executed by the Company to said trustee, and recorded on April 7, 1928, as Document No. 9980547 in Book 25701 of Records, at page 599, in the Recorder's Office of Cook County, Illinois, and has heretofore been, and from time to time hereafter may be, amended and supplemented by indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 2003 relating to the hereinafter described Series MM-2 Bonds (the "Supplemental Indenture"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Supplemental Indenture. The word "Mortgage", as used in this Bond, shall mean said Indenture, as amended and supplemented from time to time by indentures supplemental thereto, including the Supplemental Indenture. The word "Company", as used in this Bond, shall be construed to include any successor corporation, as defined in the Mortgage. The word "Trustee", as used in this Bond, shall be construed to mean and include U.S. Bank National Association (successor to Illinois Merchants Trust Company), as trustee under the Mortgage, and any successor trustee thereunder. Reference is hereby made to the Mortgage and all indentures supplemental thereto for a description of the property mortgaged and pledged (except that certain parcels described in the Mortgage and in said supplemental indentures have been released from the lien of the Mortgage pursuant to the terms thereof), the nature and extent of the security and the terms and conditions governing the issuance and security of the bonds issued or to be issued under the Mortgage. As provided in the Mortgage, the bonds may be for various principal sums, are issuable in series, may bear interest at different rates and may otherwise vary as provided therein. This Bond is one of the series of such First and Refunding Mortgage Bonds designated as "The Peoples Gas Light and Coke Company First and Refunding Mortgage 4% Bonds, Series MM-2", hereinafter called the "Series MM-2 Bonds".

     The Series MM-2 Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations of $1,000 and any integral multiple thereof.

     As more fully described in the Supplemental Indenture, the Company reserves the right, without any consent or other action by holders of the Series MM-2 Bonds or the bonds of any subsequent series, to amend the Mortgage to provide that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding.

     The Series MM-2 Bonds are subject to optional redemption by the Company, in whole but not in part, at any time, at a redemption price of 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, upon the occurrence of certain events described in the Supplemental Indenture (relating to unreasonable burdens or excessive liabilities imposed upon the Company; changes in the economic availability of raw materials, operating supplies, fuel or other energy sources or supplies or technological or other changes rendering its property uneconomic; court order or decree preventing operations at its property or rendering the continuation of its operations economically unfeasible).

     All of the outstanding Series MM-2 Bonds may be redeemed at any time by the Company, by the payment of the principal amount thereof and accrued interest thereon to the date of redemption, without the payment of any premium, in the event of the acquisition by any federal, state or municipal authority of any substantial portion (which shall be not less than one-third as determined by book values) of the income-producing properties of the Company which are subject to the lien of the Mortgage.

     All of the outstanding bonds under the Mortgage shall be redeemed by the Company by the payment of the respective applicable redemption price or prices and accrued interest thereon to the date of redemption, without the payment of any premium, in the event of the acquisition by any federal, state or municipal authority of all or substantially all of the income-producing properties of the Company which are subject to the lien of the Mortgage.

     Notice of any redemption of the Series MM-2 Bonds shall be given by mailing by first-class mail, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to the redemption date, to the holders of all such bonds to be redeemed at their last addresses that shall appear upon the registry book, all as more fully provided in the Mortgage. Notice of redemption having been duly given, the bonds called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and whenever the redemption price thereof shall have been deposited with the Trustee and notice of redemption shall have been duly given or provision therefore made, such bonds shall no longer be entitled to any lien or benefit of the Mortgage.

     In case of certain events of default specified in the Mortgage, the principal of all bonds issued and outstanding thereunder may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

     No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, director or officer, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being released by the holder hereof by the acceptance of this Bond, and being likewise waived and released by the terms of the Mortgage.

     This Bond is transferable by the registered holder hereof in person or by a duly authorized attorney at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this Bond, and thereupon a new registered bond or bonds, without coupons, of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor. In the manner provided in the Mortgage, registered Bonds without coupons of this series may, at the option of the registered owner and upon surrender at said office or agency of the Company, be exchanged for registered Bonds without coupons of this series of the same aggregate principal amount of other authorized denominations.

     The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

     In addition to the rights provided to Holders of Bonds under the Mortgage, Holders of Restricted Global Bonds and Restricted Definitive Bonds will have all the rights set forth in the Registration Rights Agreement dated as of February 19, 2003, between the Company and the Initial Purchaser.

     This Bond shall not be entitled to any security or benefit under the Mortgage, and shall not become valid or obligatory for any purpose, until this Bond shall have been authenticated by the execution of the certificate, hereon endorsed, by the Trustee or its successor in trust under the Mortgage.

     IN WITNESS WHEREOF, the Company has caused this Bond to be executed in its name by its President, Executive Vice President, Chief Financial Officer, Treasurer or a Vice President manually or in facsimile, and has caused its corporate seal manually or in facsimile to be hereto affixed, attested by the manual or facsimile signature of its Secretary or of an Assistant Secretary.

   Dated:
         ---------------

           THE PEOPLES GAS LIGHT AND COKE COMPANY

              By:
                  -----------------------
              Its:
                  -----------------------

   Attest:


By:
    --------------------
Its:
    --------------------


                         (Form of Trustee's Certificate)

     This bond is one of the bonds of the series designated, referred to and described in the within-mentioned Mortgage.


                         U.S. BANK NATIONAL ASSOCIATION

          By
             ------------------
                   Authorized Officer.

                                   ASSIGNMENT

For value received, the undersigned hereby sell(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE:  _____________________________________
___________________________________________________________________
___________________________________________________________________
(Please print or typewrite name and address, including zip code of assignee)


the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _____________ Attorney to transfer said Note on the books of the Trustee with full power of substitution in the premises.

Dated:
      ----------------                        --------------------------
                                                     Notice:  The  signature  to
                                              this  Assignment  must  correspond
                                              with  the  name as written upon
                                              the face of the within instrument
                                              in every particular, without
                                              alteration or enlargement, or any
                                              changes whatever.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF TRANSFER

The Peoples Gas Light and Coke Company
130 East Randolph Drive
Chicago, Illinois  60601

U.S. Bank National Association
U.S. Bank Trust Center
180 East Fifth Street, 2nd Floor
St. Paul, Minnesota  55101

     Re: 4% First and Refunding Mortgage Bonds, Series MM-1 due March 1, 2010

     Reference is hereby made to the Supplemental Indenture dated as of February 15, 2003, between The Peoples Gas Light and Coke Company, as issuer (the "COMPANY") and U.S. Bank National Association, as trustee (the "INDENTURE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ___________________, (the "TRANSFEROR") owns and proposes to transfer the Bond[s] or interest in such Bond[s] specified in Annex A hereto, in the principal amount of $___________ in such Bond[s] or interests (the "TRANSFER"), to ___________________________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

     1. CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL BOND OR A DEFINITIVE BOND PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Bond is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Bond for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Bond and/or the Definitive Bond and in the Indenture and the Securities Act.

     2. CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN REGULATION S TEMPORARY GLOBAL BOND, THE REGULATION S PERMANENT GLOBAL BOND OR A DEFINITIVE BOND PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Bond, the Regulation S Temporary Global Bond and/or the Definitive Bond and in the Indenture and the Securities Act.

     3. CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A DEFINITIVE BOND PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Bonds and Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a) such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

          (b) such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

          (c) such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

     4. Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Bond or of an Unrestricted Definitive Bond.

          (a) CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds, on Restricted Definitive Bonds and in the Indenture.

          (b) CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds, on Restricted Definitive Bonds and in the Indenture.

          (c) CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Bond will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Bonds or Restricted Definitive Bonds and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                           -------------------------------------
                                             [Insert Name of Transferor]


                                             By:
                                                --------------------------------
                                              Name:
                                              Title:


Dated:
      --------------------

                       ANNEX A TO CERTIFICATE OF TRANSFER

     1. The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (A) OR (B)]

          (a)  "  a beneficial interest in the:

               (i)   "  144A Global Bond or

              (ii)   "  Regulation S Permanent Global Bond, or

             (iii)   "  Regulation S Temporary Global Bond, or

          (b)  "  a Restricted Definitive Bond.

     2. After the Transfer the Transferee will hold:

                                   [CHECK ONE]

          (a)  "  a beneficial interest in the:

               (i)   "  144A Global Bond, or

              (ii)   "  Regulation S Permanent Global Bond, or

             (iii)   "  Regulation S Temporary Global Bond, or

              (iv)   "  Unrestricted Global Bond; or

          (b)  "  a Restricted Definitive Bond; or

          (c)  "  an Unrestricted Definitive Bond,

         in accordance with the terms of the Indenture.

                                    EXHIBIT D

                         FORM OF CERTIFICATE OF EXCHANGE

The Peoples Gas Light and Coke Company
130 East Randolph Drive
Chicago, Illinois  60601

U.S. Bank National Association
U.S. Bank Trust Center
180 East Fifth Street, 2nd Floor
St. Paul, Minnesota  55101

     Re: 4% First and Refunding Mortgage Bonds, Series MM-1 due March 1, 2010

     Reference is hereby made to the Supplemental Indenture dated as of February 15, 2003, between The Peoples Gas Light and Coke Company, as issuer (the "COMPANY") and U.S. Bank National Association, as trustee (the "INDENTURE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     __________________________, (the "OWNER") owns and proposes to exchange the Bond[s] or interest in such Bond[s] specified herein, in the principal amount of $____________ in such Bond[s] or interests (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

     1. EXCHANGE OF RESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL BOND FOR UNRESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL BOND

          (a) CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL BOND. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for a beneficial interest in an Unrestricted Global Bond in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Bonds and pursuant to and in accordance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND TO UNRESTRICTED DEFINITIVE BOND. In connection with the Exchange of the

     Owner's beneficial interest in a Restricted Global Bond for an Unrestricted Definitive Bond, the Owner hereby certifies (i) the Definitive Bond is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE BOND TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL Bond. In connection with the Owner's Exchange of a Restricted Definitive Bond for a beneficial interest in an Unrestricted Global Bond, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer,
     (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE BOND TO UNRESTRICTED DEFINITIVE BOND. In connection with the Owner's Exchange of a Restricted Definitive Bond for an Unrestricted Definitive Bond, the Owner hereby certifies (i) the Unrestricted Definitive Bond is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Bonds and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Bond is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     2. EXCHANGE OF RESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS FOR RESTRICTED DEFINITIVE BONDS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL BONDS

          (a) CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND TO RESTRICTED DEFINITIVE BOND. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Bond for a Restricted Definitive Bond with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Bond is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Bond issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Bond and in the Indenture and the Securities Act.

          (b) CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE BOND TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL BOND. In connection with the Exchange of the Owner's Restricted Definitive Bond for a beneficial interest in the [CHECK ONE] 144A Global Bond, Regulation S Global Bond with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Bonds and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Bond and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                          --------------------------------------
                                            [Insert Name of Transferor]


                                            By:
                                               ---------------------------------
                                             Name:
                                             Title:

Dated:
      -------------------

                                    EXHIBIT E

                  [FACE OF REGULATION S TEMPORARY GLOBAL BOND]

    ICC Identification No. 6204

    No. R_____________                                       $__________


                     THE PEOPLES GAS LIGHT AND COKE COMPANY

                      FIRST AND REFUNDING MORTGAGE 4% BOND,

                                   SERIES MM-2

                                DUE March 1, 2010

    THE PEOPLES GAS LIGHT AND COKE COMPANY, an Illinois corporation (hereinafter called the "Company"), for value received, hereby promises to pay to. . . . . .
.. . . . . . . . . . . . . . . . . . . . . ., or registered assigns on March 1,
2010, unless this Bond shall have been called for redemption and payment of the redemption price shall have been duly made or provided for in accordance with the hereinafter described Mortgage, the principal sum of . . . . . . . . . . . .
Dollars ($__________), and to pay interest on the balance of said principal sum from time to time remaining unpaid from the March 1 or September 1 to which interest has been paid next preceding the date of authentication of this Bond, unless this Bond is authenticated on a March 1 or September 1 to which interest has been paid, in which event this Bond shall bear interest from such March 1 or September 1, or unless no interest has been paid on this Bond, in which event this Bond shall bear interest from the date hereof, at the rate of four percent (4%) per annum (calculated on the basis of a year of 360 days consisting of twelve 30-day months), payable at or before 9:00 a.m., Chicago time, on March 1 or September 1 of each year, commencing September 1, 2003 until payment in full of such principal sum. Interest shall also accrue on any overdue principal, premium, if any, and (to the extent that such interest shall be legally enforceable) on any overdue installment of interest until paid at the same rate per annum. The interest so payable on any interest payment date will, subject to certain exceptions provided in the Mortgage, be paid to the person who is the registered owner of this Bond at the close of business on the applicable record date next preceding such interest payment date (February 15 or August 15, as the case may be). Principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America at the principal corporate office or agency of the Company in Chicago, Illinois.

                  [BACK OF REGULATION S TEMPORARY GLOBAL BOND]

     4% FIRST AND REFUNDING MORTGAGE BONDS, SERIES MM-1 DUE MARCH 1, 2010 THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL BOND, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE BONDS (AS DEFINED IN THE SUPPLEMENTAL SUPPLEMENTAL INDENTURE GOVERNING THIS BOND), ARE AS SPECIFIED IN THE SUPPLEMENTAL INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL BOND SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL BOND IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS BOND) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 11 OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE,
(2) THIS GLOBAL BOND MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO
SECTION 11(a) OF ARTICLE I OF THE SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL BOND MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 11 OF
ARTICLE I OF THE SUPPLEMENTAL INDENTURE AND (4) THIS GLOBAL BOND MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEFINITIVE BONDS (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS BOND), THIS BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE

TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

EACH HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO THE COMPANY, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (5) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE COMPANY OR THE TRUSTEE SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND
(B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

Capitalized terms used herein have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated.

     This Bond is one of the First and Refunding Mortgage Bonds of the Company, all issued and to be issued in series, from time to time, under and in accordance with and, irrespective of the time of issue or of the series in which issued or the designation thereof, equally secured by an Supplemental Indenture, dated the second day of January, 1926, executed by Chicago By-Product Coke Company, a Delaware corporation, to Illinois Merchants Trust Company, as trustee, and recorded on January 19, 1926, as Document No. 9154395 in Book 22219 of Records, at page 283, in the Recorder's Office of Cook County, Illinois, which Supplemental Indenture was assumed by the Company as a successor corporation, as defined therein, by an Supplemental Indenture, dated the first day of March, 1928, executed by the Company to said trustee, and recorded on April 7, 1928, as Document No. 9980547 in Book 25701 of Records, at page 599, in the Recorder's Office of Cook County, Illinois, and has heretofore been, and from time to time hereafter may be, amended and supplemented by Supplemental Indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 2003 relating to the hereinafter described Series MM-2 Bonds (the "Supplemental Indenture"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Supplemental Indenture. The word "Mortgage", as used in this Bond, shall mean said Supplemental Indenture, as amended and supplemented from time to time by Supplemental Indentures supplemental thereto, including the Supplemental Indenture. The word "Company", as used in this Bond, shall be construed to include any successor corporation, as defined in the Mortgage. The word "Trustee", as used in this Bond, shall be construed to mean and include U.S. Bank National Association (successor to Illinois Merchants Trust Company), as trustee under the Mortgage, and any successor trustee thereunder. Reference is hereby made to the Mortgage and all Supplemental Indentures supplemental thereto for a description of the property mortgaged and pledged (except that certain parcels described in the Mortgage and in said Supplemental Indentures have been released from the lien of the Mortgage pursuant to the terms thereof), the nature and extent of the security and the terms and conditions governing the issuance and security of the bonds issued or to be issued under the Mortgage. As provided in the Mortgage, the bonds may be for various principal sums, are issuable in series, may bear interest at different rates and may otherwise vary as provided therein. This Bond is one of the series of such First and Refunding Mortgage Bonds designated as "The Peoples Gas Light and Coke Company First and Refunding Mortgage 4% Bonds, Series MM-2", hereinafter called the "Series MM-2 Bonds".

     The Series MM-2 Bonds shall be deliverable in the form of registered Bonds without coupons in the denominations of $1,000 and any integral multiple thereof.

     As more fully described in the Supplemental Indenture, the Company reserves the right, without any consent or other action by holders of the Series MM-2 Bonds or the bonds of any subsequent series, to amend the Mortgage to provide that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in aggregate principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or (3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding.

     The Series MM-2 Bonds are subject to optional redemption by the Company, in whole but not in part, at any time, at a redemption price of 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, upon the occurrence of certain events described in the Supplemental Indenture (relating to unreasonable burdens or excessive liabilities imposed upon the Company; changes in the economic availability of raw materials, operating supplies, fuel or other energy sources or supplies or technological or other changes rendering its property uneconomic; court order or decree preventing operations at its property or rendering the continuation of its operations economically unfeasible).

     All of the outstanding Series MM-2 Bonds may be redeemed at any time by the Company, by the payment of the principal amount thereof and accrued interest thereon to the date of redemption, without the payment of any premium, in the event of the acquisition by any federal, state or municipal authority of any substantial portion (which shall be not less than one-third as determined by book values) of the income-producing properties of the Company which are subject to the lien of the Mortgage.

     All of the outstanding bonds under the Mortgage shall be redeemed by the Company by the payment of the respective applicable redemption price or prices and accrued interest thereon to the date of redemption, without the payment of any premium, in the event of the acquisition by any federal, state or municipal authority of all or substantially all of the income-producing properties of the Company which are subject to the lien of the Mortgage.

     Notice of any redemption of the Series MM-2 Bonds shall be given by mailing by first-class mail, postage prepaid, at least thirty (30) days and not more than sixty (60) days prior to the redemption date, to the holders of all such bonds to be redeemed at their last addresses that shall appear upon the registry book, all as more fully provided in the Mortgage. Notice of redemption having been duly given, the bonds called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and whenever the redemption price thereof shall have been deposited with the Trustee and notice of redemption shall have been duly given or provision therefore made, such bonds shall no longer be entitled to any lien or benefit of the Mortgage.

     In case of certain events of default specified in the Mortgage, the principal of all bonds issued and outstanding thereunder may be declared or may become due and payable in the manner and with the effect provided in the Mortgage.

     No recourse shall be had for the payment of the principal of or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Mortgage, to or against any incorporator, stockholder, director or officer, past, present or future, of the Company, either directly or through the Company, under any constitution or statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being released by the holder hereof by the acceptance of this Bond, and being likewise waived and released by the terms of the Mortgage.

     This Bond is transferable by the registered holder hereof in person or by a duly authorized attorney at the office or agency of the Company in the City of Chicago, State of Illinois, upon surrender and cancellation of this Bond, and thereupon a new registered bond or bonds, without coupons, of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor. In the manner provided in the Mortgage, registered Bonds without coupons of this series may, at the option of the registered owner and upon surrender at said office or agency of the Company, be exchanged for registered Bonds without coupons of this series of the same aggregate principal amount of other authorized denominations.

     The Company and the Trustee and any paying agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

     This Bond shall not be entitled to any security or benefit under the Mortgage, and shall not become valid or obligatory for any purpose, until this Bond shall have been authenticated by the execution of the certificate, hereon endorsed, by the Trustee or its successor in trust under the Mortgage.